                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    SUCCESS DEVELOPMENT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                              Common Stock
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                  12,550,647
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  $0.1593543 per share based upon value of transaction
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                $2,000,000.00
          ----------------------------------------------------------------------

     (5)  Total fee paid:
                                    $400.00
          ----------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

             [LETTERHEAD OF SUCCESS DEVELOPMENT INTERNATIONAL, INC.]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 27, 1999

DEAR SHAREHOLDERS:



         The Board of Directors of Success Development International, Inc. ("SDI") has called the Annual Meeting of its shareholders to be held at SDI's office at 9799 Old St. Augustine Road, Jacksonville, Florida, on March 9, 1999 at 2:00 p.m. for the following purposes:




         -        To remove the current directors.

         - To elect directors to fill the existing six director positions and three additional positions as authorized by the Board of Directors.


         - To approve amendments to SDI's Articles of Incorporation that will (i) change SDI's name to International Media Holdings, Inc., (ii) increase the number of $.001 par value shares of common stock which SDI is authorized to issue from 25,000,000 to 500,000,000, and (iii) change the required shareholder vote for purposes of approving certain business combinations from 80% to 51%.

         - To approve an amendment to SDI's Long Term Incentive Plan allocating an additional 7,500,000 shares to the Plan.


         - To conduct any other business properly before the shareholders at the Annual Meeting, or any adjournments or postponements of the Annual Meeting.


         The Board of Directors has fixed the close of business on February 9, 1999 as the record date for determining shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at this Annual Meeting, including any adjournments or postponements.

         Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.



                                             By order of the Board of Directors,


                                             /s/ Daniel S. Pena, Sr.
                                             -----------------------------------
                                             Daniel S. Pena, Sr.
                                             Chief Executive Officer


February 27, 1999

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
SUMMARY OF PROPOSALS                                                                  1
        The Removal                                                                   1
        The Election of Directors                                                     1
        The Proposed Changes to Articles                                              2
        The LTIP Allocation                                                           3

THE ANNUAL MEETING                                                                    3
        Record Date and Voting Securities                                             3
        Proxies                                                                       3
        Solicitation of Proxies; Revocation                                           3
        Other Matters                                                                 4
        Shareholder Proposals                                                         4
        Rights of Dissenting Shareholders                                             4

COMMON STOCK                                                                          4

THE MERGER                                                                            4
        Terms                                                                         4
        Anticipated Benefits                                                          5
        Issuance of Additional Shares                                                 5
        The Contribution                                                              6
        Federal Income Tax Consequences                                               6

ABOUT SDI                                                                             6
ABOUT GWP                                                                             7
EXECUTIVE OFFICERS AND DIRECTORS                                                      8
SECURITY OWNERSHIP OF DIRECTORS,
        EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS                                11
EXECUTIVE COMPENSATION                                                               12
LEGAL PROCEEDINGS                                                                    14
INDEPENDENT PUBLIC ACCOUNTANTS                                                       14
FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION                                 14

LIST OF MATERIALS INCORPORATED BY REFERENCE                                          14

LIST OF EXHIBITS                                                                     14
        Amended and Restated Articles of Incorporation of SDI                   Exhibit A
        Florida Business Corporation Act Sections                               Exhibit B
        Agreement and Plan of Merger                                            Exhibit C
        Form 10-QSB for the quarter ended September 30, 1998                    Exhibit D
        Unaudited Financial Statements of GWP and its subsidiaries              Exhibit E

SUCCESS DEVELOPMENT INTERNATIONAL, INC.
9799 OLD ST. AUGUSTINE ROAD
JACKSONVILLE, FLORIDA 32257
PHONE: (904) 886-2985

                                 PROXY STATEMENT
                                FOR MARCH 9, 1999
                         ANNUAL MEETING OF SHAREHOLDERS



         This Proxy Statement (this "Statement") and the enclosed proxy are being furnished by the Board of Directors (the "Board") of Success Development International, Inc., a Florida corporation ("SDI") to the holders of outstanding shares ("Shares") of SDI's common stock, par value $.001 per share (the "Common Stock"), in connection with the solicitation of proxies to be voted at the Annual Meeting of shareholders of SDI to be held Tuesday, March 9, 1999 (the "Annual Meeting") and any adjournments or postponements thereof. This Statement and the accompanying proxy are being distributed to shareholders on or about February 27, 1999.



         The purposes of the Annual Meeting are (i) to remove the current directors (the "Removal"); (ii) to elect six directors to fill the existing positions on the Board, and three directors to fill three newly created director positions (the "Election of Directors"); (iii) to approve an amendment to the Articles of Incorporation of SDI to effect the change of SDI's name to International Media Holdings, Inc. (the "Name Change Amendment"); (iv) to approve an amendment of the Articles of Incorporation of SDI to increase the number of $.001 par value shares of Common Stock which SDI is authorized to issue from 25,000,000 to 500,000,000 (the "Additional Shares Authorization");
(v) to approve an amendment to the Articles of Incorporation of SDI to change the required shareholder vote for purposes of approving certain business combinations (the "Required Shareholder Vote Reduction"); (vi) to approve an amendment to SDI's Long Term Incentive Plan allocating an additional 7,500,000 shares to the Plan (the "LTIP Allocation"); and (vii) to conduct any other business properly before the shareholders at the annual meeting.



         The Board supports these proposals and recommends that the shareholders vote in favor of the proposals either in person or by proxy.


SUMMARY OF PROPOSALS

THE REMOVAL.


         The Board of Directors recommends that all the current directors be removed and new directors be elected as described below.



         YOUR BOARD OF DIRECTORS SUPPORTS THE REMOVAL OF ALL THE CURRENT DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REMOVAL.


THE ELECTION OF DIRECTORS.


         The Board of Directors of SDI presently consists of six members who are elected to staggered three-year terms. Two of those terms will expire as of the Annual Meeting. If approved by the shareholders, the remaining directors will be removed from office. In addition, as approved by the Board of Directors pursuant to the Amended and Restated Articles of Incorporation of SDI (the "Articles"), three new director positions have been created, expanding the Board from six members to nine. Pursuant to the Articles, the directors who fill these nine positions will belong to three classes and will be elected to staggered three-year terms. Class I will consist of three directors whose initial term will expire in 2002; Class II will consist of three directors whose initial term will expire in 2000; and Class III will consist of three directors whose initial term will expire in 2001. The Board of Directors recommends that the following persons be elected to the respective positions described below:

         Class I (term expires 2002)           Class II (term expires 2000)           Class III (term expires 2001)
         Daniel S. Pena, Sr.                   Shawn M. Casey                         Raymond Rach
         Jose A. Alvarez                       Hugh L. Carey                          Ted Nicholas
         David A. Reecher                      Jarrell D. Ormand                      Bob Stone


(See Executive Officers and Directors for more information about the nominees.)


         YOUR BOARD OF DIRECTORS SUPPORTS THE ELECTION OF THE NAMED INDIVIDUALS TO THE BOARD OF DIRECTORS FOR THE TERMS INDICATED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THESE INDIVIDUALS TO THE RESPECTIVE POSITIONS DESCRIBED ABOVE.


THE PROPOSED CHANGES TO ARTICLES:

         THE NAME CHANGE.


                  Subject to shareholder approval, the Board of Directors has approved an amendment to Article I of SDI's Articles that would change the name of SDI to "International Media Holdings, Inc." The Board of Directors believes that the new corporate name will more accurately reflect the nature and the diversity of the businesses that SDI will directly or indirectly operate.

         THE ADDITIONAL SHARES AUTHORIZATION.

                  Subject to shareholder approval, the Board of Directors has approved an amendment to Article V of the Articles that would increase the maximum number of $.001 par value Shares that the corporation is authorized to issue from the current 25,000,000 to 500,000,000.

         THE REQUIRED SHAREHOLDER VOTE REDUCTION.

                  Subject to shareholder approval, the Board of Directors has approved an amendment to Sections 1 and 5 of Article VIII of the Articles that would eliminate the requirements for a "super majority" vote of the holders of at least 80% of the Shares in order to (i) authorize any merger, consolidation, or other "business combination" (as defined in the Articles) with any owner of 10% or more of the Common Stock, or anyone able to control the company, and (ii) amend
         Article VIII, and would instead require only the affirmative vote of the holders of at least 51% of the Shares. A vote of the holders of at least 80% of the Shares is now required in order to amend these provisions.

         EFFECTIVE DATE OF PROPOSED CHANGES TO ARTICLES.

                  The Name Change, Additional Shares Authorization, and Required Shareholder Vote Reduction (collectively, the "Proposed Changes to Articles") will become effective on the date of filing Articles of Amendment to the Articles ("Amendment") with the Secretary of State of Florida, Division of Corporations. If the Proposed Changes to Articles are approved and management determines to proceed with the same, management will use its discretion to determine when to file the Amendment(s) effectuating each of the Proposed Changes to Articles. The Board of Directors reserves the right to abandon all or any of the Proposed Changes to Articles without further action by the shareholders at any time before the filing of the Amendment(s) with the Secretary of State of Florida, Division of Corporations, notwithstanding authorization of the Proposed Changes to Articles by the shareholders. Management expects to file the Amendment(s) effectuating the Proposed Changes to Articles in connection with the Merger (described below), provided the Proposed Changes to Articles are approved by the shareholders. (See The Merger for more information about the proposed merger.) A copy of the Articles is attached to this proxy statement as Exhibit A.

         YOUR BOARD OF DIRECTORS SUPPORTS THE PROPOSED CHANGES TO ARTICLES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED CHANGES TO ARTICLES.

THE LTIP ALLOCATION.

         Subject to shareholder approval, the Board of Directors has approved an amendment to Section 1.6 of SDI's Long Term Incentive Plan ("LTIP") that would increase the number of Shares allocated to the Plan from 7,500,000 to 15,000,000. (For more information about the LTIP, see Long Term Incentive Plan.)

         YOUR BOARD OF DIRECTORS SUPPORTS THE LTIP ALLOCATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LTIP ALLOCATION.

THE ANNUAL MEETING

RECORD DATE AND VOTING SECURITIES.

         The Board has fixed the close of business on February 9, 1999 as the record date for the Annual Meeting. As of such record date, SDI had outstanding 11,316,593 Shares. Each Share entitles its record holder to one vote on each matter submitted to a vote at the Annual Meeting. The Shares do not have cumulative voting rights.


         The attendance, in person or by proxy, of the holders of a majority of the Shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum exists at the Annual Meeting, each proposal will be approved by the affirmative vote of a majority of the Shares represented at the meeting and entitled to vote on each proposal, with the exception of the Required Shareholder Vote Reduction which will be approved by the affirmative vote of at least 80% of the Shares entitled to vote. Under Florida law, abstentions and shares referred to as broker or nominee non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as Shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect abstentions or broker or nominee non-votes, Shares represented by such proxies are treated as not present and not entitled to vote on that subject matter, and therefore will not be considered when counting votes cast on the matter (even though those Shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.) If less than a majority of the outstanding Shares is represented at the Annual Meeting, a majority of the Shares so represented may adjourn the Annual Meeting from time to time without further notice. As of the record date for the Annual Meeting, SDI directors and executive officers held approximately 34.14% of the outstanding Shares entitled to vote (excluding Shares that may be received upon exercise of stock options).


PROXIES.

         Shares represented by properly executed proxies received at or prior to the Annual Meeting will be voted at the Annual Meeting in the manner specified by the holders of such shares. PROPERLY EXECUTED PROXIES WHICH DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE PROPOSALS UNLESS SHAREHOLDERS SPECIFY TO THE CONTRARY IN THEIR PROXIES OR SPECIFICALLY ABSTAIN FROM VOTING ON THIS MATTER.

SOLICITATION OF PROXIES; REVOCATION.

         The cost of the solicitation of proxies will be borne by SDI. In addition to solicitation by mail, directors, officers and other employees of SDI may, without additional compensation, solicit proxies by mail, in person, by telephone and facsimile or by other electronic means.

         The giving of a proxy does not preclude the right to vote in person at the Annual Meeting should any shareholder giving the proxy so desire. Shareholders may revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of SDI, at SDI's principal executive office, a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by SDI at or prior to the Annual Meeting.

OTHER MATTERS.

         SDI is not aware of any other matters to come before the Annual Meeting. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS.


         The deadline for submitting shareholder proposals for the year 2000 Annual Meeting is September 30, 1999.


RIGHTS OF DISSENTING SHAREHOLDERS.

         SDI is a Florida corporation and the rights of its shareholders are governed by the Florida Business Corporation Act ("FBCA") and the Articles of Incorporation and By-Laws of SDI. Sections 607.1301, 607.1302 and 607.1320 of the FBCA (copies of which are attached to this proxy statement as Exhibit B) set forth the rights of dissenting shareholders in certain transactions. Dissenting shareholders rights under the FBCA are not applicable to the proposals described above.

COMMON STOCK

         The current authorized capital stock of SDI consists of 25,000,000 Shares of Common Stock, $0.001 par value (the "Common Stock"), of which 11,316,593 Shares were issued and outstanding on February 9, 1999. There were 173 holders of the Common Stock as of February 9, 1999. The Additional Shares Authorization, if approved by the shareholders, will authorize the issuance of 475,000,000 additional Shares of Common Stock for the purposes of effectuating the Merger and to allow potential increased capitalization of SDI in the future.

         Holders of the Common Stock are entitled to one vote per Share on all matters submitted to a vote of shareholders of SDI and may not cumulate votes for the election of directors. Holders of the Common Stock have the right to receive dividends when, as, and if declared by the Board of Directors from funds legally available therefor. Upon liquidation of the Company, holders of the Common Stock are entitled to share pro rata in any assets available for distribution to shareholders after payment of all obligations of the Company. Holders of Common Stock have no preemptive rights and have no rights to convert their Common Stock into any other securities. All shares of Common Stock have equal rights and preferences. All shares of Common Stock now outstanding are fully paid for and non-assessable.

THE MERGER

TERMS.


         As of the date of this Proxy Statement, SDI and Great Wisdom Publishing, Inc. ("GWP") have entered into a non-binding letter of intent covering major terms and conditions of a proposed merger, pursuant to which GWP will merge with a newly created wholly-owned subsidiary of SDI ("NewSub"), and GWP will be the surviving corporation (the "Merger"). SDI, New Sub and GWP will enter into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which GWP will merge with NewSub in a non-taxable reverse triangular reorganization. The separate corporate existence of NewSub will cease and GWP will continue as the surviving corporation after the merger and will be a wholly owned subsidiary of SDI. The Merger is conditioned upon, among other things, the receipt by SDI of a fairness opinion of Sheldrick, McGehee & Kohler, Inc. to the effect that SDI and GWP are of substantially equal value. In addition, if the Merger is consummated, the present shareholders of GWP will indemnify

SDI against any losses that may arise if any of the representations and warranties made by GWP in the Merger Agreement is untrue or incorrect.

ANTICIPATED BENEFITS.


         The Board of Directors has determined that the consolidation of the businesses of SDI and GWP presents exciting opportunities for synergy and enhanced growth for SDI and its shareholders. The proposed Merger will allow SDI to diversity the services that it provides to the public beyond the seminar industry. GWP's stock of informational products in niche categories will complement and expand SDI's core business of providing informational and financial services, while its established and growing sales, marketing, and distribution network will provide a platform for marketing and disseminating both companies' products. In addition, the largest shareholder of SDI is now responsible for generating a substantial portion of SDI's income. Consequently, the diversification of SDI's interests into the publishing industry would dilute the potential impact upon SDI's future revenues of this shareholder's ability to continue generating products for sale to the public. The consolidation of the businesses of SDI and GWP will also combine the management teams and reduce the overhead of both entities on a going forward basis.



         The issuance of additional shares to GWP's shareholders as consideration for the merger will result in a dilution of the voting power of the Shares held by SDI's current shareholders, in that there will be approximately twice as many Shares outstanding after the Merger. Offsetting that dilution is the fact that the incorporation of GWP's asset base will essentially double SDI's value, even before taking into account the multiplier effects of product, marketing and distribution synergy and lower overhead upon SDI's future financial performance.


ISSUANCE OF ADDITIONAL SHARES.

         In order to effectuate the Merger and to allow for potential increased capitalization of SDI, the Board of Directors, subject to shareholder approval, has authorized the issuance of 475,000,000 additional shares of SDI's Common Stock. The Merger will not affect the par value of the Common Stock, which will remain at $.001 par value per share. The Merger will become effective once all the conditions set forth in the Merger Agreement have been satisfied or waived (the "Merger Effective Date"). The form of Merger Agreement is attached as Exhibit C to this proxy statement.


         On the Merger Effective Date, automatically by virtue of the Merger and without any action on the part of any party or any GWP shareholder, each share of GWP Common Stock issued and outstanding will be converted into the right to receive 11,327.299 shares (the "Exchange Ratio") of SDI Common Stock. On the Merger Effective Date, each option granted by GWP to purchase GWP stock that is outstanding and unexercised immediately prior to the Merger Effective Date will cease to represent a right to acquire shares of GWP and will be converted automatically into an option to purchase shares of SDI in an amount and at an exercise price determined as provided below (and otherwise, subject to the terms of the stock plans of GWP under which they were issued and the agreements evidencing grants thereunder):


         (i) the number of shares of SDI Common Stock to be subject to the new option will be equal to the product of the number of shares of GWP Common Stock subject to the original option immediately prior to the Merger Effective Date and the Exchange Ratio, provided that any fractional shares of GWP Common Stock resulting from such multiplication will be rounded to the nearest whole share; and

         (ii) the exercise price per share of SDI Common Stock under the new option will be equal to the exercise price per share of GWP Common Stock under the original option immediately prior to the Merger Effective Date divided by the Exchange Ratio, provided that such exercise price will be rounded to the nearest whole cent.


         There are presently 1,108 shares of GWP common stock outstanding. Based upon the Exchange Ratio, these shares would represent 12,550,647 SDI Shares. In addition, GWP has granted options for 146 shares, which would equal 1,653,786 SDI Shares.

THE CONTRIBUTION.


         SDI owns 100% of the stock of five operating subsidiaries: The LeGrand Group, Inc., Results Publishing, Inc., Telstar Consulting, Inc., SDI Direct Corporation, and SDI Internet Services, Inc. Subject to shareholder approval of the Additional Shares Authorization, SDI will contribute all the stock of these five operating subsidiaries to the capital of GWP immediately after the Merger (the "Contribution"). After the Contribution, SDI will own 100% of GWP, and GWP will own 100% of these five operating subsidiaries as well as the three operating subsidiaries it currently owns. (See About SDI for more information on SDI's existing subsidiaries. See About GWP for more information about GWP's existing subsidiaries.)


FEDERAL INCOME TAX CONSEQUENCES.

         The following general description of the federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury regulations promulgated thereunder, judicial authority, and current administrative rulings and practices as in effect on the date of this proxy statement, all of which are subject to change and any such change could apply retroactively. This discussion is for general information only and does not purport to deal with all aspects of federal income taxation that may be relevant to the holders of Shares and does not discuss the consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, tax exempt organizations, banks or insurance companies).

         The Merger and the Contribution should be tax-free transactions, and no gain or loss should be recognized by SDI or its shareholders as a result of either transaction.

         THIS DISCUSSION SHOULD NOT BE CONSIDERED AS TAX OR INVESTMENT ADVICE, AND THE TAX CONSEQUENCES OF THE MERGER AND CONTRIBUTION MAY NOT BE THE SAME FOR ALL SHAREHOLDERS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS TO ASCERTAIN THEIR INDIVIDUAL FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

ABOUT SDI

        Success Development International, Inc. was incorporated in Florida in 1995 to serve as a holding company for its five operating subsidiaries, The LeGrand Group, Inc. ("LGI"), Results Publishing, Inc. ("RPI"), Telstar Consulting, Inc. ("TCI"), SDI Direct Corporation ("SDC") and SDI Internet Services, Inc. ("SIS").

        LGI was founded in 1989 and incorporated in Florida in 1991 for the purpose of marketing and distributing information about real estate investment.

        RPI was incorporated in Nevada in 1995 for the purpose of sponsoring workshops and seminars about LGI's financial products and business opportunities.

        TCI was incorporated in Nevada in 1995 for the purpose of supplying telemarketing sales for LGI and other third party products and services.

        SDC was incorporated in 1998 as a wholly owned subsidiary of SDI. SDC was formed to create and market products and services primarily through television infomercials. SDC developed and began testing its first infomercial during the third quarter of 1998.

        SIS was incorporated in 1998 as a wholly owned subsidiary of SDI. SIS services was formed to create an Internet presence for SDI through the web site at www.success-di.com. The web site provides information to interested parties about SDI's products and services. SIS also provides web site creation and hosting for other companies.

        SDI provides information, education, financial and other services to small businesses and their owners. The services offered by SDI include a variety of seminars, conferences, home study courses, hands-on training events in the areas of real estate investment and management, marketing, business structuring and planning, and income tax planning. The products and services provided by SDI are designed to enable its customers to create, increase and maintain financial wealth.


        SDI strives to provide business consumers with information that can be used independently or, at the purchaser's option, with assistance from workshop leaders. SDI believes that its ability to teach this information in an understandable, easy-to-follow format together with its ongoing support system for customers has enabled it to enhance its current financial position. Maintaining its commitment to quality customer support and building ongoing relationships with customers is necessary, in SDI's opinion, to achieve rapid expansion and long-term profitability.

        SDI sells its products and services to a broad spectrum of individuals and entities from beginning entrepreneurs seeking skills to achieve financial independence to experienced entrepreneurs looking to enhance their existing plans and protect existing assets. The products and services are sold through several mediums, including direct mail, telemarketing, Internet, periodical advertising, radio, television, direct sales and customer referral.

        SDI's executive offices are located at 9799 Old St. Augustine Road, Jacksonville, Florida 32257, and its telephone number is (904) 886-2985.

ABOUT GWP


         Great Wisdom Publishing, Inc. ("GWP") was formed in 1996 with the objective of building a large publishing (information) company with capabilities to create and acquire informational products in niche subject categories that can be sold through its established and developing sales, marketing, and distribution network. GWP has formulated a unique acquisition and consolidation strategy to acquire publishers who have identifiable niche market strengths and fit certain established criteria.



         In 1996, GWP acquired the assets of Publishers Distribution Service, Inc. ("PDS"), one of ten master distributors in the country, through a wholly-owned subsidiary of GWP named Access Publishers Network, Inc. ("APN"), to gain distribution volume and expertise. This acquisition allowed GWP to obtain immediate access to buyers from national chains and major customers. Buyers from large companies only allot certain time to visit with publishers with sufficient product to be cost effective. As a master distributor, APN provides a "consolidation" effect for smaller publishers with a nationwide sales force, customer credibility, and consolidated invoicing and accounts. In addition, APN produces a catalog for each season for sale purposes and helps coordinate co-op advertising among its services.


         In 1998, GWP acquired the stock of Astro Communications Services, Inc.("ACS"), a San Diego based publisher of "New Age" information. ACS was established over 25 years ago and is a leader in astrological publications, software and computer reports, including a software program that is considered the leading reference material in the astrological community. GWP successfully consolidated ACS's warehouse and back room functions, and began a successful start-up venture in London with a (pound)40 million mail order company. GWP is currently negotiating a potential purchase of a New Age publisher with $4 million in annual revenues. This would provide GWP with a strong footing in the area of New Age, as well as the resources to grow this niche subject in the future.

         GWP's product and growth interest lies within four primary niche subject categories: business information (marketing, self-help, leadership & management, career, etc.), recreation (hunting, fishing, hiking, travel, etc.), New Age (spiritual, astrology, alternative medicine, etc.), and home/hobby (lawn & garden, cooking, sewing, woodworking, do-it-yourself projects, etc.). Each niche subject area is fast growing (mainly fueled by the increased maturity of the baby boomer market) and is an easily identifiable market. These markets are large in size and scope and are largely controlled by smaller independent publishers. The goal of GWP is to consolidate and build critical mass within these four areas by acquiring and developing new and larger distribution channels which connect directly to its market. GWP's acquisition and consolidation strategy to build a publisher through a master book distributor affords it a stronger platform and better economics than merely acquiring and consolidating publishers on their own.

         GWP and its subsidiaries finished their full fiscal year on June 30, 1998 with an annualized revenue of over $6 million. GWP projects annual revenues of $7 million for its fiscal year ending in June, 1999. The acquisition potential among this highly fragmented industry of more than 42,000 publishers is promising.

         GWP's executive offices are located at 3904 Airport Road, Plant City, Florida 33567 and its telephone number is (813) 752-3743.

EXECUTIVE OFFICERS AND DIRECTORS

         Directors of SDI serve staggered three-year terms, so that two directors are elected each year. The following persons are the current executive officers and directors of SDI:



NAME                          AGE           POSITION                                        DIRECTOR SINCE
----                          ---           --------                                        --------------
Daniel S. Pena, Sr.            53           Director/Chairman/President/CEO/Secretary            1995
Shawn M. Casey                 39           Director & Vice Chairman (1)                         1995
Raymond Rach                   64           Director & Vice President (2)                        1995
Ralph E. Vroman, Jr.           39           Director (3)                                         1998
Jarrell D. Ormand              79           Director (4)                                         1996
Hugh L. Carey                  79           Director (4)                                         1996

--------------------------------------------------------------------
(1)  Resigned as CEO, President and Secretary on February 15, 1999
(2)  Member of Audit Committee
(3)  Terminated  as CFO on December 3, 1998
(4)  Member of Compensation Committee




         The following persons will be the new executive officers and directors of SDI if the Election of Directors proposal is adopted by the shareholders:



NAME                     AGE        POSITION                           DIRECTOR SINCE          TERM TO EXPIRE
----                     ---        --------                           --------------          --------------
Daniel S. Pena, Sr.       53        Director & Chairman                      1995                    2002
Shawn M. Casey            39        Director & Vice Chairman                 1995                    2000
David A. Reecher          39        Director & CEO/President                 ----                    2002
Jose A. Alvarez           49        Director & Executive V.P./CFO/COO        ----                    2002
Raymond Rach              64        Director & Vice President                1995                    2001
Ted Nicholas              67        Director                                 ----                    2001
Bob Stone                 80        Director                                 ----                    2001
Jarrell D. Ormand         79        Director                                 1996                    2000
Hugh L. Carey             79        Director                                 1996                    2000



BACKGROUND OF CURRENT OFFICERS AND DIRECTORS.

         Following is a brief description of the background of the current officers and directors of SDI based on information provided by them to SDI.

DANIEL S. PENA, SR., joined The LeGrand Group, Inc. in early 1995 as a director and Chairman of the Board. He became a director of SDI in April 1995, and Chairman of the Board of SDI in November 1995. Since 1992, Mr. Pena has been the controlling shareholder and chairman of Great Western Development Corporation, a publishing company. Mr. Pena founded Great Western Resources, a publicly held natural resources company, in 1982 and served as its Chief Executive Officer and Chairman until 1992. From 1979 to 1982, Mr. Pena was chairman and CEO of JPK Industries, a natural resources company. From 1977 until 1979, Mr. Pena held the position of Vice President at the investment banking firm of Bear Stearns and Co. in Los Angeles, California, and from 1975 until 1977, that of Director of Financial Planning at Paine Webber Jackson & Curtis in Los Angeles, California. He was until recently a member of the board of trustees, California State University, Northridge, where he graduated in 1971 with a B.S. in Business Administration.


SHAWN M. CASEY, ESQ., joined The LeGrand Group, Inc. as General Counsel and Conference Director in January 1995. From November, 1995 to February 15, 1999, he served as President and Chief Executive Officer and Secretary of SDI. He became a director of SDI in April, 1995. In August 1997, he was elected Vice-Chairman of the Board of Directors. From 1989 until 1994, Mr. Casey conducted a solo law practice in Pittsburgh, PA. focused primarily on real estate and business matters. At the same time, he was shareholder and President, was a shareholder and President of Emerald Settlement Services, Inc., a title insurance agency in Pittsburgh, Pennsylvania. He founded Dream Development Corporation in 1993 to sponsor and promote seminars, workshops and information products. He graduated from the University of Scranton in Pennsylvania with a B.A. in Communications in 1981, and received his Juris Doctor degree from Duquesne University in 1985.

RAYMOND RACH joined The LeGrand Group, Inc., as President in January 1993. Mr. Rach served as President of SDI from April 1995 until November 1995, when he became President of Telstar Consulting, Inc., SDI's telemarketing subsidiary, and a Vice President of SDI. He has served as a director of SDI since April 1995. Before joining The LeGrand Group, Inc., Mr. Rach spent five years, from 1987 to 1992, as Executive Vice President with Budd Mayer Corporation, one of the nation's largest regional food brokerage firms.

RALPH E. VROMAN, JR. joined SDI in January 1997 as Controller. In September 1997, he was promoted to Chief Financial Officer and served in that position until he was terminated on December 3, 1998. Mr. Vroman was elected to the Board of Directors in July 1998. Before joining SDI, Mr. Vroman served as Controller for Dixie Sales Company, an international wholesale distributor for Polaroid Corporation, in Jacksonville, Florida, from 1994 to 1997. From 1986 to 1994, Mr. Vroman was a financial consultant with FLC Associates, in Tampa, Florida. He consulted to General Electric, General Motors, Publix, Schnucks and other large corporations. He is a Chartered Financial Analyst with multiple degrees in Business Administration, Finance, Economics, Computers and German from Saint Ambrose University in Davenport, Iowa.

JARRELL D. ORMAND joined SDI in July, 1996 as a Director. From 1963 to 1990, Mr. Ormand was the Chairman and Chief Executive of Ormand Industries, Inc., a publicly-traded American Stock Exchange company whose interests included advertising, container manufacturing, apparel, auto leasing, and electronics. From 1955 to 1958, Mr. Ormand was on the Board of Directors of the American Petroleum Institute of the Permian Basin (West Texas and New Mexico). Mr. Ormand is currently a director of Centinela Hospital, a nonprofit hospital based in California. Since 1990, Mr. Ormand has been retired.

GOVERNOR HUGH L. CAREY joined SDI in August 1996 as a Director. From November 1974 to November 1982, Mr. Carey served as governor of the State of New York. From 1982 to December 31, 1995, Mr. Carey was an Executive of W.R. Grace & Co., a holding company. From January 1, 1996 to the present, Mr. Carey is Of Counsel to the law firms of Whitman Breed Abbott & Morgan and Heinrich Gordon Hargrove Weihe & James, P.A.

KEY EMPLOYEE: RON LEGRAND, 51, founded The LeGrand Group, Inc., in 1989. He was President and a Director of The LeGrand Group, Inc., until January, 1995 and President, Secretary, Treasurer and a Director of Results Publishing, Inc., until November 1995. He resigned as a Director of SDI in March, 1996. An active real estate entrepreneur, Mr. LeGrand has bought and sold more than 1,100 single family houses over the last 13 years. Based upon this personal experience, Mr. LeGrand developed many of the courses and programs offered by SDI today. In addition, Mr. LeGrand speaks nationally, teaching his real estate investing and management methodology at SDI's programs.

BACKGROUND OF NOMINEES.

         Following is a brief description of the background of the nominees for director positions (not otherwise disclosed above) based on information provided by them to SDI.

DAVID A. REECHER is the founder, President and Chief Executive Officer of GWP. Prior to founding GWP, he was Vice President and co-owner of TOWERS Club Press, Inc., a publisher and advertising agency. Mr. Reecher is co-founder and former President of Aviation Surplus Sales, Inc., an aircraft parts company; and is the founder, Chairman and majority owner of Little Mountain Promotions, Inc., an advertising distribution service. Mr. Reecher has also been involved with the advertising and marketing of a variety of businesses which include restaurants, insurance companies, mail order companies, and chiropractors. He has been leading large organizations for over a decade, including the Powerplant Programs for both Presidential Airways and Discovery Airways, and the production facility for Aerotest, a large southern California aircraft repair facility.

JOSE A. ALVAREZ is a C.P.A. who founded his own accounting firm in 1975 and grew it to over 30 employees with nearly $2 million in revenues before selling it in 1996. In addition to running his practice, he was a college accounting professor for six years. In 1996 Mr. Alvarez joined GWP as its Chief Financial Officer and Director. Mr. Alvarez is a consultant on business growth, financial, tax and management advice, mergers, sales and acquisitions, estate and gift tax considerations, and company valuations. He graduated from the University of South Florida in 1971 with a B.A. in accounting.

TED NICHOLAS is an author, copywriter, public speaker and direct marketing expert. He is the President of Nicholas Direct, Inc., which markets his books, audio and video tapes, newsletters, seminars, and other information products, and publisher of the "Direct Marketing Success Letter." Since 1956 he has founded 22 companies in such fields as candy and ice cream manufacturing and retailing, franchising, real estate, machinery and food. He has written 14 best sellers and published 53 books by other authors.

BOB STONE is cofounder and Chairman Emeritus of Stone & Adler, now a Young & Rubican direct marketing company, which he started in 1966. He is currently Professor of Direct Marketing at Northwestern University and the University of Missouri. He is a member of the Direct Marketing Hall of Fame and is the only direct marketer to win the Best in Industry Award eight times. He has written over 200 articles on direct marketing which have appeared in Advertising Age magazine since 1967.

BOARD OF DIRECTORS MEETINGS.

         During fiscal year 1998, the Board of Directors held one regularly scheduled and special meeting. None of the directors attended fewer than 75% of the Board meetings during fiscal year 1998.

DIRECTOR COMPENSATION.

         SDI has no standard arrangements pursuant to which directors of SDI are compensated, nor was there any other arrangement pursuant to which any director was compensated during SDI's last fiscal year. SDI has no plans to pay directors' compensation.

  SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS & PRINCIPAL SHAREHOLDERS

         The table below presents certain information regarding beneficial ownership of SDI Common Stock (SDI's only voting security) as of February 9, 1999, by (i) each shareholder known to SDI to own, or have the right to acquire within 60 days, more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of SDI, and (iii) all executive officers and directors as a group.


=====================================================================================================================
                                                            NO. OF SHARES
                                                             WHICH MAY BE            TOTAL SHARES
                                            NUMBER OF          ACQUIRED              BENEFICIALLY
         NAME                              SHARES OWNED      WITHIN 60 DAYS             OWNED        PERCENT OF CLASS
=====================================================================================================================
Ron LeGrand (a)                               5,586,982             125,000           5,711,982              40.76%
---------------------------------------------------------------------------------------------------------------------
Daniel S. Pena (b)                            2,250,000           1,000,000           3,250,000              23.19%
---------------------------------------------------------------------------------------------------------------------
Raymond Rach (a)                                773,179             125,000             898,179               6.41%
---------------------------------------------------------------------------------------------------------------------
Shawn M. Casey (a)                              600,000           1,075,000           1,675,000              11.95%
---------------------------------------------------------------------------------------------------------------------
Hugh L. Carey (c)                               120,000                   0             120,000               0.86%
---------------------------------------------------------------------------------------------------------------------
Jarrell D. Ormand (d)                           120,000                   0             120,000               0.86%
---------------------------------------------------------------------------------------------------------------------
Ralph E. Vroman (e)                                   0                   0                   0                  0%
=====================================================================================================================
All Directors and Executive                   3,863,179           2,200,000           6,063,179              43.26%
Officers as a Group (6 persons)
=====================================================================================================================
Total Shares Outstanding / Vested            11,316,593           2,697,500          14,014,093             100.00%
Options
=====================================================================================================================


(a)  Business Address: 9799 Old St. Augustine Road, Jacksonville, FL 32257
(b)  Business Address: 575 Esplanada #301, Redondo Beach, VA 90277
(c)  Business Address: 200 Park Avenue, New York, NY 10166
(d)  Home Address:     577 Perugia Way, Los Angeles, CA 90077
(e)  Home Address:     3800 South University Boulevard, Jacksonville, FL 32216

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS & PRINCIPAL SHAREHOLDERS IF THE MERGER IS CONSUMMATED


         The table below presents certain information regarding beneficial ownership of SDI Common Stock after consummation of the Merger, by (i) each shareholder known to SDI to own, or have the right to acquire within 60 days, more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of SDI, and (iii) all executive officers and directors as a group.

=====================================================================================================================
                                                             NO. OF SHARES
                                              NUMBER OF       WHICH MAY BE         TOTAL SHARES
         NAME                                SHARES OWNED     ACQUIRED W/IN        BENEFICIALLY     PERCENT OF CLASS
                                                                 60 DAYS               OWNED
---------------------------------------------------------------------------------------------------------------------
Daniel S. Pena                                6,214,555           1,000,000           7,214,555              27.16%
---------------------------------------------------------------------------------------------------------------------
Ron LeGrand                                   5,586,982             125,000           5,711,982              21.50%
---------------------------------------------------------------------------------------------------------------------
David A. Reecher (a)                          5,663,650                   0           5,663,650              21.32%
---------------------------------------------------------------------------------------------------------------------
Shawn M. Casey                                  600,000           1,075,000           1,675,000               6.31%
---------------------------------------------------------------------------------------------------------------------
Jose A. Alvarez (b)                           1,472,549                   0           1,472,549               5.54%
---------------------------------------------------------------------------------------------------------------------
Raymond Rach                                    773,179             125,000             898,179               3.38%
---------------------------------------------------------------------------------------------------------------------
Ted Nicholas (a)                                566,365                   0             566,365               2.13%
---------------------------------------------------------------------------------------------------------------------
Bob Stone (a)                                   453,092                   0             453,092               1.71%
---------------------------------------------------------------------------------------------------------------------
Hugh L. Carey                                   120,000                   0             120,000               0.45%
---------------------------------------------------------------------------------------------------------------------
Jarrell D. Ormand                               120,000                   0             120,000               0.45%
=====================================================================================================================
All Directors and Executive                  15,983,390           2,200,000          18,183,390              68.45%
Officers as a Group (9 persons)
=====================================================================================================================
=====================================================================================================================
Total Shares Outstanding / Vested            23,867,240           2,697,500          26,564,740             100.00%
Options
=====================================================================================================================


(a)  Business Address: 3904 Airport Road, Plant City, FL 33567
(b)  Business Address: 9799 Old St. Augustine Road, Jacksonville, FL 32257

EXECUTIVE COMPENSATION

         For the fiscal years set forth below, the following executive officers were the most highly compensated executive officers of SDI:


        --------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION
        --------------------------------------------------------------------------------------------
        Name / Principal                                                               Other Annual
        Position                        Year         Salary            Bonus           Compensation
        --------------------------------------------------------------------------------------------
        Shawn Casey,                    1998        $108,272           - 0 -             $214,886*
        President/CEO
        --------------------------------------------------------------------------------------------
                                        1997        $134,539           - 0 -             $147,010*
        --------------------------------------------------------------------------------------------
                                        1996        $ 70,968           - 0 -             $285,459*
        --------------------------------------------------------------------------------------------
        Raymond Rach, Vice              1998          - 0 -            - 0 -             $244,374
        President
        --------------------------------------------------------------------------------------------
                                        1997          - 0 -            - 0 -             $166,548
        --------------------------------------------------------------------------------------------
                                        1996          - 0 -            - 0 -             $261,908
        --------------------------------------------------------------------------------------------

* See contractual arrangements described in Certain Transactions.


OPTIONS.



         No options were granted to executive officers or directors during fiscal year 1998.


EMPLOYMENT AGREEMENTS.

         SDI does not currently have any employment agreements with its employees.

LONG TERM INCENTIVE PLAN.

         In November 1995, SDI adopted the Long Term Incentive Plan ("LTIP") under which the Board of Directors has discretion to grant qualified and nonqualified stock options and award restricted stock to any employee of SDI or its subsidiaries, and to award restricted stock to directors and independent contractors of SDI or its subsidiaries. As amended in July 1996, a total of 7,500,000 shares of Common Stock, as may be adjusted for stock splits, consolidations or other changes in capitalization, have been reserved for issuance under the LTIP. As of February 9, 1999, 1,877,500 shares of Common Stock remain available for new grants under the LTIP. The exercise price of options granted under the LTIP may be no less than the fair market value of the Common Stock on the date of grant. The Board of Directors has discretion to determine at the time of grant the term of options, timing and conditions for vesting of options, lapse of restrictions on restricted stock, and permissible forms of payment of the exercise price. Upon a change in control (as defined in the LTIP), all options will become immediately exercisable and all restrictions on restricted stock will lapse. The LTIP maybe amended from time to time without shareholder approval; provided, however, that shareholder approval is required to increase the number of shares reserved for issuance under the LTIP, to change the class of eligible employees, or to take any action that would cause the LTIP to no longer comply with the federal securities laws or certain other state or federal statutory or regulatory requirements. In addition, the employee's consent is required to adversely alter the terms of any outstanding grant held by such employee. The LTIP is Exhibit 10.5 to Form 10-QSB, which is attached to this proxy statement as Exhibit D.


CERTAIN TRANSACTIONS - SDI.


         Shawn M. Casey, SDI's Chief Executive Officer, is the sole shareholder and president of Dream Development Corporation ("DDC"). Under an oral contract with SDI, DDC receives 70% of the gross sales price of its products sold at Company events at which Mr. Casey is a speaker and 49% of the gross sales price of its products otherwise sold by SDI. DDC is responsible for paying Mr. Casey's travel expenses (except for travel to certain conferences, which are paid by SDI), product costs, event costs and shipping and related costs. DDC earned from SDI, pursuant to this arrangement, $285,459 in fiscal year 1996, $147,010 in fiscal year 1997, and $214,886 in fiscal year 1998.


         Ron LeGrand, who is beneficially the owner of 5,711,982 Shares, is the sole shareholder and president of Northside Funding, Inc. ("NFI"). Under an oral contract with SDI which terminated in December 1996, NFI received 40% of the gross sales price of certain products sold at SDI events at which Mr. LeGrand was a speaker. NFI earned from SDI, pursuant to this arrangement, $227,400 in fiscal year 1996. All products or services which Mr. LeGrand has created, or will create, during his employment with SDI are the exclusive property of SDI. In addition to creating new products for SDI, Mr. LeGrand creates and maintains the material included in the "Cash Flow Systems" and "Boot Camps," described in "Business--Our Current Products and Services," teaches all the "Boot Camps," assists in creating and planning marketing campaigns, and speaks on behalf of SDI at many workshops and seminars throughout the United States and Canada.


         All future transactions between SDI and its officers, directors, and principal shareholders and their affiliates will be approved by a majority of the disinterested directors, who do not have an interest in the transaction and who had access, at SDI's expense, to SDI's or independent legal counsel, and will be on terms no less favorable to SDI than could be obtained from unrelated third parties.


CERTAIN TRANSACTIONS - GWP.



         GWP's central processing area is located at a facility in Plant City, Florida, owned by Jose A. Alvarez. Mr. Alvarez receives market or below market rent for the leasing of the facility to GWP.


LEGAL PROCEEDINGS


         There are no material legal proceedings to which SDI is a party or in which SDI's property is the subject, other than the matter described below:


         SDI is the defendant in the civil action titled The Marketing Group, Inc. v. Success Development International, Inc., Case Number 98-2582-GTV, filed on October 28, 1998 and currently pending in the United States District Court for the District of Kansas. In that action the plaintiff, The Marketing Group, Inc. (the "Marketing Group") has alleged that SDI breached a contract which called for the Marketing Group to provide creative services and develop a marketing plan for SDI. The amount claimed to be due to the Marketing Group in the action is $105,000.00, but the Marketing Group has informally indicated that it may be willing to settle its claim for a smaller sum. SDI denies the Marketing Group's allegations and is vigorously defending the action. SDI maintains that there was no final contract and that the Marketing Group is not entitled to be compensated for any work that it did perform because such work was not of acceptable quality.

         There are no material legal proceedings to which any director, officer or affiliate of SDI is a party adverse to SDI or has a material interest adverse to SDI. There are no material legal proceedings to which any owner of record or beneficially of more than 5% of any class of voting securities of SDI is a party adverse to SDI or has a material interest adverse to SDI.

INDEPENDENT PUBLIC ACCOUNTANTS


         SDI's independent public accountant is James Moore & Co, P.L. of Holly Hill, Florida. A representative of the independent public accountant is not expected to be present and the Annual Meeting. If the Merger is consummated, a decision would be made on whether to continue to use James Moore & Co., P.L. or BDO Siedman L.L.P. of Grand Rapids, Michigan. During the past two fiscal years, there have been no changes in or disagreements with SDI's independent accountant on accounting and financial disclosure matters.


FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

         Financial statements for the 10-KSB form that SDI is required to file with the Securities and Exchange Commission have not yet been prepared. The 10-KSB is not due until March 31, 1999. If the Merger is consummated, SDI plans to change its fiscal year end to June 30 commencing on June 30, 1999.


         The most current financial statements and other financial information (including supplementary financial information, management's discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk) that are available for SDI are contained in the 10-QSB for the quarter ended September 30, 1998. A copy of this 10-QSB is attached to this proxy statement as Exhibit D.


         Unaudited financial statements of GWP and its subsidiaries for the fiscal year ending June 30, 1997, the fiscal year ending June 30, 1998, and the five-month interim period ending November 30, 1998 are attached to this proxy statement as Exhibit E.

         The table below presents available per share financial statistics for SDI and GWP based upon information contained in the above statements (all amounts represent year-to-date figures).



         SDI                        12-31-97          12-31-98          9-30-97          9-30-98
                                    --------          --------          -------          -------
     Earnings(loss)/share             (0.21)             0.06            0.06             (0.01)
     Equity/share                     (0.23)            (0.10)          (0.13)            (0.04)
     Dividends/share                     --                --              --                --

         GWP                         6-30-97           6-30-98                          11-30-98
                                     -------           -------                          --------
     Earnings(loss)/share           (157.37)          (242.25)                           (67.53)
     Equity/share                     87.61            (14.75)                           (82.28)
     Dividends/share                     --                --                                --


LIST OF MATERIALS INCORPORATED BY REFERENCE

         1. Financial statements and other financial information - incorporated by reference to attached Form 10-QSB for the quarter ended September 30, 1998

LIST OF EXHIBITS

         A.  Amended and Restated Articles of Incorporation of SDI
         B. Florida Business Corporation Act Sections 607.1301, 607.1302 and 607.1320, F.S.
         C.  Agreement and Plan of Merger between SDI, GWP and NewSub
         D.  Form 10-QSB for the quarter ended September 30, 1998
         E. Unaudited Financial Statements of GWP and its subsidiaries for fiscal year ending June 30, 1997, fiscal year ending June 30, 1998, and interim period ending November 30, 1998

LIST OF APPENDICES

         1.  Form of Proxy
         2.  Long Term Incentive Plan of SDI

                                    EXHIBIT A
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                     SUCCESS DEVELOPMENT INTERNATIONAL, INC.


       The above corporation (the "Corporation") existing pursuant to the Florida Business Corporation Law, desiring to give notice of corporate action effectuating the restatement of its Articles of Incorporation, sets forth the following facts:

       1. The name of the Corporation is SUCCESS DEVELOPMENT INTERNATIONAL, INC.
       2. The Articles of Incorporation are hereby restated in their entirety to read as follows:


                               AMENDED & RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                     SUCCESS DEVELOPMENT INTERNATIONAL, INC.


                          ARTICLE I. NAME AND DURATION

         The name of the Corporation is Success Development International, Inc. The duration of the Corporation is perpetual.

                          ARTICLE II. PRINCIPAL OFFICE

         The address of the principal office of the Corporation in the State of Florida is 9799 St. Augustine Road, Jacksonville, Florida 32257.

                    ARTICLE III. REGISTERED OFFICE AND AGENT

         The address of the registered office in the State of Florida is c/o Mahoney Adams & Criser, P.A., 50 North Laura Street, 3400 Barnett Center, in the City of Jacksonville, County of Duval. The name of the registered agent at such address is RAX CO.

                ARTICLE IV. CORPORATE PURPOSES, POWERS AND RIGHTS

         1. The nature of the business to be conducted or promoted and the purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.

         2. In furtherance of its corporate purposes, the Corporation shall have all the general and specific powers and rights granted to and conferred on a corporation by the Florida Business Corporation Act.

                            ARTICLE V. CAPITAL STOCK

         The total number of shares of capital stock which the Corporation has the authority to issue is Twenty-Five Million (25,000,000) shares of Common Stock ("Common Stock") $.001 par value per share.

                         ARTICLE VI. BOARD OF DIRECTORS

         1. The number of directors of the Corporation shall be not less than three nor more than nine. Within the limits specified above, the number of directors shall be determined from time to time by the Board of Directors. The directors hall be divided into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected; provided, however, that each director in Class I indicated below shall hold office until the 1996 annual meeting of shareholders; each director in Class II indicated below shall hold office until the 1997 annual meeting of shareholders and initial director in Class III indicated below shall hold office until its successors are elected and qualified. In the case of any increase in the number of directors of the Corporation, the additional directors shall be so classified that all classes of directors shall be increased equally as nearly as possible. The provisions of this Article with respect to the sole power of the Board of Directors to determine the number of directors which will constitute the entire Board and with respect to the classified Board of Directors shall not be amended, repealed or otherwise altered without the approval of eighty percent (80%) of the outstanding voting stock of the Corporation.

         2. If any vacancy occurs in the Board of Directors during a term, the remaining directors, by affirmative vote of a majority thereof, may elect a director to fill the vacancy until the next annual meeting of shareholders.

         3. The names and mailing addresses of the persons who shall serve as directors of the Corporation until the annual meeting of shareholders indicated above are as follows:

                                     CLASS I
                                     -------

 Name                                Address
 ----                                -------
Shawn M. Casey                      12377 Fisherman's Wharf Court
                                    Jacksonville, Florida  32223

Ross Wagner                         1722 Valencia Drive
                                    Jacksonville, Florida  32207

                                    CLASS II
                                    --------

Name                                Address
----                                -------
Raymond Rach                        4110 Cambrian Garden Lane
                                    Jacksonville, Florida  32257

Daniel S. Pena, Sr.                 55 Crest Road East
                                    Rolling Hills, California  90274

                                    CLASS III
                                    ---------

Name                                Address
----                                -------
Jarrell D. Ormand                   577 Perugia Way
                                    Los Angeles, California  90077

Hugh Carey                          Cambridge Partners
                                    Park Avenue Tower
                                    65 East 55th Suite 3300
                                    New York, New York  10022-3219

                ARTICLE VII. GREATER QUORUM OR VOTING REQUIREMENT

         If the shareholders have adopted or amended a provision of these Articles of Incorporation or the Corporation's Bylaws that fixes a greater quorum or voting requirement for shareholders or voting groups of shareholders than is required by Florida law, the adoption or amendment of such provision of these Articles or the Corporation's Bylaws that adds, changes or deletes such a greater quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater. Any provision of the Corporation's Bylaws which fixes a greater quorum or voting requirement for shareholders may not be adopted, amended or repealed by the Board of Directors.

                       ARTICLE VIII. FAIR PRICE PROVISION

         (1)(A) In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Article, any Business Combination (as defined in subparagraph (B) of this paragraph 1) shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding Common Stock entitled to vote thereon (the "Voting Stock"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  (B) The term "Business Combination" as used in this Article shall mean any of the following transactions:

                           (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

                           (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transaction) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1,000,000 or more; or

                           (iii) the issuance or transfer by the Corporation (in
                  one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or to her property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

                           (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

                           (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by an Interested Shareholder or any Affiliate of any Interested Shareholder.

           (2) The provisions of paragraph 1 of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if all of the conditions specified in either of the following subparagraphs (A) and (B) are met:

                  (A) The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

                  (B) All of the following conditions shall have been met:

                      (i) The aggregate amount of (x) cash and (y) Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by holders of the Corporation's Common Stock in such Business Combination shall be at least equal to the highest amount determined under subclauses (a) and (b) below:

                                    (a) (if applicable) the highest per share
                           price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any share of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Shareholder, whichever is higher;

                                    (b) The Fair Market Value per share of
                           Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such latter date referred to in this Article as the "Determination Date"), whichever is higher.

                           (ii) The consideration to be received by holders of Voting Stock shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of Voting Stock. If the Interested Shareholder has paid for shares of Voting Stock with varying forms of consideration, the form of consideration for such Voting Stock shall be either cash or the form used to acquire the largest number of shares of Voting Stock previously acquired by it.

                           (iii) After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (a) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (b) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

                           (iv) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guaranties, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (together with any successor thereto, the "Exchange Act") and the rules and regulations thereunder shall be mailed to any public shareholders of the Corporation at least thirty
                  (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Exchange
                  Act).

         (3)      For the purposes of this Article:

                  (A) The term "Affiliate" shall have the meaning given to it in Rule 12b-2 of the Exchange act.

                  (B) A person shall be a "beneficial owner" of any Voting Stock (i) which such person or any of its Affiliates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates has (x) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (y) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding or the purpose of acquiring, holding, voting or disposing of any such share of Voting Stock. For the purposes of determining whether a person is an Interested Shareholder pursuant to subparagraph (E) of this paragraph 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (E) of this paragraph 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                  (C) The term "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

                  (D) The term "Fair Market Value' means: (i) in the case of stock, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the

         Disinterested Directors; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of disinterested Directors.

                  (E) The term "Interested Shareholder" (other than the Corporation, any Subsidiary, the Corporation or any Subsidiary acting as a Trustee or in a similar fiduciary capacity, or any person who would have met the definition of an Interested Shareholder as of July 29, 1996) means any person who or which (a) is the beneficial owner of more than 10% of the voting power of the outstanding Voting Stock; or
         (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of 10% of more of the voting power of the then outstanding Voting Stock; or (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1993, as amended.

                  (F) In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in subparagraph (B)(i) of paragraph 2 of this Article shall include the shares of Common Stock retained by the holders of such shares.

                  (G) The term "subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation unless owned by the Corporation as trustee or in a similar fiduciary capacity; provided, however, that for the purposes of the definition of Interested Shareholder set forth in subparagraph (E) of this paragraph, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

         (4) Nothing contained in this Article shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

         (5) Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of eighty percent (80%) or more of the shares of Voting Stock shall be required to alter, amend or adopt any provisions inconsistent with, or to repeal, this Article.

                              ARTICLE IX. AMENDMENT

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                                ARTICLE X. BYLAWS

          The power to adopt, amend or repeal bylaws for the management of this Corporation shall be vested in the Board of Directors or the shareholders, but the Board of Directors may not amend or repeal any bylaw adopted by the shareholders if the shareholders specifically provide that such bylaw is not subject to amendment or repeal by the Board of Directors.

                           ARTICLE XI. INDEMNIFICATION

          The Corporation shall indemnify any incorporator, officer or director, or any former incorporator, officer or director, to the full extent permitted by law.

          3. The foregoing restatement contains amendments requiring shareholder approval and was adopted by (a) all of the members of the Board of Directors, and (b) the holders of outstanding Common Stock of the Corporation entitled to cast a majority of the votes of the sole voting group which would be entitled to vote on and adopt the amendments at a meeting at which all voting groups and shareholders entitled to vote thereon were present and voted. The holders of the Common Stock of the Corporation constitute the only voting group of the shareholders entitled to vote on the amendment. Minutes of the Special Meeting of the Shareholders and Board of Directors dated July 29, 1996, were executed by the Directors and holders of the Common Stock of the Corporation to cast a majority of votes, and such majority is sufficient for approval by that voting group.

          4. The duly adopted Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments to them.

          IN WITNESS WHEREOF, the undersigned President of the aforesaid corporation has executed these Amended and Restated Articles of Incorporation this 11 day of September, October 1996.

                                       SUCCESS DEVELOPMENT INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------
                                                Shawn M. Casey, President

                                    EXHIBIT B

                          CHAPTER 607, FLORIDA STATUTES
                        FLORIDA BUSINESS CORPORATION ACT
                               DISSENTERS' RIGHTS

         607.1301 DISSENTERS' RIGHTS; DEFINITIONS.--The following definitions apply to ss. 607.1302 and 607.1320:

         (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

         607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.--

         (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:

         1.       If the shareholder is entitled to vote on the merger, or

         2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

         1. Altering or abolishing any preemptive rights attached to any of his or her shares;

         2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

         3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

         4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

         5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

         6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

         7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

         (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

         (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

         (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.--

         (1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

         1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

         2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

         (b)      If proposed corporate action creating dissenters' rights under
s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

         (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a)      Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

         (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

         (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                  EXHIBIT "C"


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the 5th day of March, 1999, by and between GREAT WISDOM PUBLISHING, INC., a Delaware corporation (the "Company"), GWP TARGET, INC. (the "Merger Sub" or "GWP Target"), and SUCCESS DEVELOPMENT INTERNATIONAL, INC., a Florida corporation (the "Purchaser").

                                 P R E A M B L E

         The respective Boards of Directors of the Company, Merger Sub, a wholly-owned subsidiary of the Purchaser, and the Purchaser have approved, as in the best interests of the respective corporations and their shareholders, this Agreement and the transactions described herein. This Agreement provides for the acquisition of the Company by the Purchaser through the merger of the Merger Sub with and into the Company (the "Merger'), upon the terms and subject to the conditions hereinafter set forth, in which shares of the Company's Capital Stock (as defined in Section 4.01(b)(ii) hereof) and the Company Stock Options (as defined in Section 4.01(b)(iii) hereof) will be converted into the right to receive the consideration set forth in Article V hereof.

         ACCORDINGLY, in consideration of the mutual representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                                DEFINITIONS; ETC.

         1.01 CERTAIN DEFINED TERMS. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Appendix A attached to this Agreement.

         1.02 RULES OF CONSTRUCTION. The use of any gender shall include all other genders. The singular shall include the plural and the plural shall include the singular. The word "or" is not exclusive and the use of the word "and" may be conjunctive or disjunctive. The use of the word "including" shall not mean an exclusive or limiting list of items. The terms "hereof," "herein," "hereunder" and similar terms shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         1.03 HEADINGS. The Article headings and the section, subsection and paragraph titles hereof are inserted for convenience of reference only, and shall in no way alter or modify the text or substance of such Articles, sections, subsections and paragraphs.

                                   ARTICLE II

                       THE MERGER AND RELATED TRANSACTIONS

         2.01 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 2.03 hereof), GWP Target shall be merged with and into the Company in accordance with the provisions of Section
607.1101 of the Florida Business Corporation Act (the "FBCA"). The separate corporate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation") under the corporate name of "Great Wisdom Publishing, Inc." and shall continue to be governed by the Laws of the State of Delaware.

         2.02 PLACE AND TIME OF CLOSING. Unless this Agreement is terminated pursuant to Section 10.01 hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at (a) the offices of Milam Otero Larsen Dawson & Traylor, P.A., 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202, at 4:00 p.m., March 5, 1999, or as soon as practicable after the satisfaction or, where permissible, waiver, of the conditions set forth in Article X of this Agreement occurs, or (b) such other time, place and/or date (after the satisfaction or waiver of such conditions) as the Parties may agree to in writing (the "Closing Date").

         2.03 EFFECTIVE TIME. The Merger shall become effective on the date and at the time on which articles of merger containing the provisions required by, and executed in accordance with, Section 607.1105 of the FBCA (the "Articles of Merger") shall have been accepted for filing by the Secretary of State of the State of Florida, or such later date and time as may be specified in the Articles of Merger (the "Effective Time").

         2.04 EFFECT OF THE MERGER. The Merger shall have the effect provided therefor by the FBCA and, upon the effectiveness of the Merger, the Surviving Corporation shall possess, without limitation, all the rights, privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties, of each of the Merger Sub and the Company (collectively, the "Constituent Corporations"). Any and all of the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, tangible and intangible, and all debts due to either of the Constituent Corporations on whatever account, shall be vested in the Surviving Corporation. All property, rights, privileges, powers and franchises, and all and every other interest of either of the Constituent Corporations shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of either of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                                   ARTICLE III

                         ARTICLES, BYLAWS, DIRECTORS AND
                      OFFICERS OF THE SURVIVING CORPORATION

         3.01 ARTICLES OF INCORPORATION. The articles of incorporation of the Company in effect immediately prior to the consummation of the Merger shall be the articles of incorporation of the Surviving Corporation from and after the Effective Time, until thereafter amended or repealed in accordance with the provisions thereof and as provided by the laws of Delaware.

         3.02 BYLAWS. The bylaws of the Company in effect immediately prior to the consummation of the Merger shall be the bylaws of the Surviving Corporation from and after the Effective Time, until thereafter amended or repealed in accordance with the provisions thereof and as provided by the laws of Delaware.

         3.03 DIRECTORS AND OFFICERS. The initial directors of the Surviving Corporation shall be the directors of the Company immediately prior to the Effective Time, in each case until their successors are duly elected and qualified, and the officers of the Company immediately prior the Effective Time, in each case until their successors are duly elected and qualified.

                                   ARTICLE IV

                           MANNER OF CONVERTING SHARES

         4.01 CONVERSION. Subject to the provisions of this Article IV, at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, the shares of capital stock (and in the case of the Company, the options to purchase such capital stock) of the Merger Sub and Company shall be converted as follows:

              (a) Merger Sub. Each share of common stock, par value $.001 per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, and each certificate previously representing any such shares of Merger Sub common stock shall be converted into one (1) share of Company common stock.

              (b) The Company.


                  (i) Common Stock. Except (A) as set forth in Section 4.02 of this Agreement and (B) for any Dissenting Shares (as defined in Section 4.03 hereof), each share of the Company's common stock, $.01 par value (the "Company Common Stock"), that is issued and outstanding immediately prior to the Effective Time shall be converted into 11,327.299 shares of common stock, par value $.001 per share, of the Purchaser, provided that any fractional shares resulting from such multiplication will be rounded to the nearest whole share.

                       (ii) Stock Options. Each option to purchase shares of
              Company Common Stock (individually, a "Company Stock Option") and collectively, the "Company Stock Options") that is issued and outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be canceled and the holder thereof shall be entitled to the same option agreement previously entered into for shares of Purchaser's common stock to replace the shares of Company common stock subject to such option. The shares of Company common stock subject to any options to purchase shall be converted into an option to purchase 11,327.299 shares of common stock, par value $.001 per share, of the Purchaser, provided that any fractional shares resulting from such multiplication will be rounded to the nearest whole share. The exercise price per share of Purchaser common stock under the new option will be equal to the exercise price per share of Company common stock under the original option immediately prior to the Effective Time divided by 11,327.299, provided that such exercise price will be rounded to the nearest whole cent.


         4.02 CANCELLATION OF TREASURY STOCK. Each share of Company Common Stock that may be held in the treasury by the Company shall be cancelled and retired and no capital stock of the Surviving Corporation, cash or other consideration shall be paid or delivered in exchange therefor.

         4.03 DISSENTING SHARES. Notwithstanding anything herein to the contrary, each of the shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by shareholders, if any, who are entitled to assert a right under the Delaware General Business Corporation Act to dissent from the Merger and who validly perfect their rights under the Delaware General Business Corporation Act to receive the fair value of their shares with respect to the Merger (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the per share purchase price, but the holders of such shares of Company Capital Stock shall be entitled solely to payment of the fair value of such shares in accordance with the provisions of the Delaware General Business Corporation Act; provided, however, that:

              (a) if such demand for payment of fair value shall be withdrawn upon the consent of the Surviving Corporation;

              (b) if this Agreement shall be terminated or the Merger shall not be consummated;

              (c) if no demand or petition for the determination of fair value by a court shall have been made or filed within the time provided in the provisions of the Delaware General Business Corporation Act; or

              (d) if a court of competent jurisdiction shall determine that such holder of Dissenting Shares is not entitled to the relief provided by the provisions of the Delaware General Business Corporation Act:

then the right of such holder of Dissenting Shares to be paid the fair value of such holder's shares of the Company Capital Stock shall cease and, with respect to clauses (a), (c) and (d) above, such Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the amount into which such shares would have been converted in the Merger in accordance with Sections 4.01(b)(i) and
(ii) hereof, without any interest thereon, and, with respect to clause (b) above, the status of such shareholder shall be restored retroactively without prejudice to any corporate proceeding that may have been taken during the interim.


         4.04 TRANSFERS. At the Effective Time, the stock transfer book of the Merger Sub shall be closed as to holders of the Merger Sub Common Stock and Company Stock Options immediately prior to the Effective Time and no transfers of the Company Common Stock by any such holder shall thereafter be made or recognized. If, after the Effective Time, certificates representing Company Capital Stock or Company Stock Options (collectively, "Certificates") are properly presented in accordance with Article V of this Agreement to the Exchange Agent (as defined in Section 5.01 hereof), such Certificates shall be canceled and exchanged for checks representing the amount of cash into which the Company Capital Stock and Company Stock Options represented thereby were converted in the Merger.


                                    ARTICLE V

                               EXCHANGE OF SHARES


         5.01 PURCHASER STOCK. The Purchaser and the Company agree that Jose Alvarez shall be designated as the exchange agent for the Merger (the "Exchange Agent"). The Purchaser shall deposit, or cause to be deposited, with the Exchange Agent at the Effective Time Twelve Million Five Hundred Fifty Thousand Six Hundred Forty-seven (12,550,647) shares of Purchaser Stock (the "Payment Fund"). As soon as practicable after the Effective Time, the Purchaser shall cause the Exchange Agent to forward to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that a delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for the Purchaser Stock into which the shares of Company Common Stock represented by such Certificate or Certificates shall have been converted pursuant to this Agreement. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, holders of Company Common Stock so converted shall be entitled to receive therefor a stock certificate representing the shares of Purchaser Stock being paid for the aggregate number of shares of Company Common Stock previously represented by the Certificates surrendered. The Purchaser Stock delivered to the stockholders of the Company upon the surrender of Certificates in accordance with the terms hereof shall be deemed to have been fully paid, issued and distributed in full satisfaction of all rights of the stockholders of the Company in the shares of Company Common Stock.


         5.02 LOST OR STOLEN CERTIFICATES. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Purchaser, the posting by such

Person of a bond (the term of which bond shall not be for a period of time greater than one (1) year) in such amount as the Purchaser may direct (but in no event greater than the aggregate per share purchase price to be paid to such holder with respect to the Certificate) as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the cash deliverable in respect thereof pursuant to this Agreement.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser, with such exceptions and qualifications as are stated in this Article VI or are as set forth in the schedules attached to this Agreement and made a part hereof and incorporated herein by this reference, as follows:

         6.01 ORGANIZATION, STANDING, AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate all of its Assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the Assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified will not have, or is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company or its ability to consummate the transactions contemplated by this Agreement. The Company has delivered to the Purchaser accurate and complete copies of its articles of incorporation and bylaws as in effect on the date of this Agreement.

         6.02 AUTHORIZATION OF TRANSACTION. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject to the approval of the Company's shareholders to the extent required by applicable Law. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and, except for the approval and adoption of the Merger by the Company's shareholders as set forth in Section 8.09 hereof, no other corporate proceedings on the part of the Company are necessary to authorize the Merger provided in this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed by the Company and, assuming this Agreement constitutes a valid and binding agreement of the Purchaser, represents a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exception and subject, as to enforceability, to general principles of equity, whether applied in a proceeding in equity or at law.

         6.03 CAPITALIZATION OF THE COMPANY.

              (a) The authorized capital stock of the Company consists of three thousand (3,000) shares of Company Common Stock of which, at the close of business on February

         9, 1999, one thousand one hundred eight (1,108) shares were issued and outstanding and one thousand nine hundred seventy-two (1,972) shares were treasury shares. All of the issued and outstanding shares of the Company Capital Stock are duly and validly issued and are fully paid and nonassessable. None of the outstanding shares of the Company Common Stock has been issued in violation of any preemptive rights.

                (b) As of the date of this Agreement, the Company had outstanding and unexercised Company Stock Options covering one hundred forty-six (146) shares of the Company Common Stock.

                (c) Except as set forth in Sections 6.03(a) and (b) herein, there are no shares of capital stock or other equity securities of the Company outstanding and no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of the Company or Contracts by which the Company is or may be bound to issue additional shares of its stock or options, warrants or rights to purchase or acquire any additional shares of its stock. Except as set forth in Schedule 6.03(c), there are no Contracts by which the Company is or may be bound to transfer any shares of the common stock of the Company, and there are no Contracts relating to the right of the Company to vote or to dispose of such shares.


         6.04 FINANCIAL STATEMENTS. The Company has delivered to the Purchaser copies of its consolidated balance sheets and the related consolidated statements of income, consolidated statements of changes in shareholders' equity and consolidated statements of the cash flows (including related notes and schedules) as of and for the periods ended November 30, 1998, and December 31, 1997, 1996 and 1995 (collectively, with the financial statements to be delivered by the Company to the Purchaser pursuant to Section 8.02(b) hereof, the "Company Financial Statements"). The Company Financial Statements (as of the dates thereof and for the periods covered thereby and including the notes thereto) (a) are, or will be, prepared in accordance with GAAP, consistently applied during such periods (subject to any exceptions as to consistency specified therein or as may be indicated in the notes thereto and, in the case of interim periods, normal recurring year-end adjustments and except for the absence of certain footnote information in the unaudited statements), (b) are, or in the case of the Company Financial Statements dated as of dates after the date of this Agreement will be, in accordance with the Books and Records of the Company and that are or will be, as the case may be, complete and correct and that have been or will have been, as the case may be, maintained in accordance with good business practices, and (c) present or will present, as the case may be, fairly the financial position and the results of operations of the Company as of the dates indicated and the results of operations, changes in shareholders' equity, and cash flows of the Company for the periods indicated, in accordance with GAAP, consistently applied during such periods (subject to any exceptions as to consistency specified therein or as may be indicated in the notes thereto and, in the case of interim periods, normal recurring year-end adjustments and except for the absence of certain footnote information in the unaudited statements).

         6.05     SUBSIDIARIES.


                  (a) Except as set forth in Schedule 6.05, the Company has not direct or indirect Subsidiaries. The Company owns beneficially and of record all the issued and outstanding capital stock of each of its Subsidiaries, free and clear of all liens, claims, security interests or other encumbrances. All of such capital stock was validly issued and is fully paid and nonassessable. Except for shares of such Subsidiaries registered in the name of the Company, no shares of capital stock or other equity securities of the Company's Subsidiaries are or may become required to be issued by reason of any options, warrants, rights to subscribe to, call or commitments of any character whatsoever related to, or securities or rights convertible into or exchangeable for, shares of the capital stock of any of the Company's Subsidiaries, and there are no Contracts by which any of the Company's Subsidiaries is or may be bound to issue additional shares of its stock or options, warrants or rights to purchase or acquire any additional shares of its stock. Except as set forth in Schedule 6.03(c), there are no Contracts by which the Company or any of its Subsidiaries is or may be bound to transfer any shares of the stock of any such Subsidiary, and there are no Contracts relating to the right of the Company or any such Subsidiary to vote or to dispose of such shares.

                  (b) Each of the Company's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own, lease and operate all of its Assets and to carry on its business as it is now being conducted, (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the Assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified will not have, or is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of such Subsidiary or the Company. The Company has delivered to the Purchaser accurate and complete copies of the articles of incorporation and bylaws of each of its Subsidiaries, as in effect on the date of this Agreement.

                  (c) Each of the representations and warranties made by the Company in Sections 6.06 - 6.20 of this Agreement with respect to the Company shall be deemed to have been made by the Company with respect to each of the Company's Subsidiaries.

         Section 6.06 NON-CONTRAVENTION. None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions herein will:

                  (a) conflict with or result in a breach of any provision of the Company's articles of incorporation or bylaws;


                  (b) constitute or result in a violation or breach of any term, condition or provision of, or constitute a default with or without notice of lapse of time or both under, or give rise to any right of termination, cancellation or acceleration of any obligation or the loss of a benefit with respect to, or result in the creation of any lien upon any of the Assets of the Company pursuant to, any Contract to which the Company is a party or by which it or any of its Assets may be subject, except for such violations, breaches, defaults, terminations, cancellations, accelerations or creations that will not have, or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company; or

                  (c) subject the Purchaser to the required receipt of the Requisite Regulatory Approvals (as defined in Section 9.01(a) hereof), violate any Law, Order or Authorization applicable to the Company or any of its Assets.

         6.07 CONSENTS. Except as set forth in Schedule 6.07, no Consent of any Person is necessary to be obtained or made by the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, other than:

                  (a) Consents of the Governmental Entity having jurisdiction with respect to the business of the Company in each state in which the Company is dong business;

                  (b) the approval of the Company's shareholders;

                  (c) the filing of the Articles of Merger with the Secretary of State of the State of Florida; and

                  (d) Consents that, if not obtained, will not have, or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

         6.08 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no Liabilities that will have, or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company, except for material Liabilities that:

                  (a) are accrued or reserved against in the consolidated balance sheet of the Company as of November 30, 1998, included in the Company financial statements or reflected in the notes thereto;

                  (b) were incurred after November 30, 1998, in the ordinary course of business consistent with past practice and that are set forth on Schedule 6.08(b); or

                  (c) incurred in connection with the Merger or as otherwise contemplated or permitted by this Agreement.

         6.09     TAX MATTERS.

                  (a) The Company has (i) timely filed all Tax Returns (or requests for extensions thereof) required to be filed by it on or before the date hereof, and all such Tax Returns were true, complete and accurate in all material respects, and (ii) timely paid in full, or made adequate provision on the Company Financial Statements delivered prior to the date of this Agreement for the payment of, all Taxes that are due and payable with respect to such Tax Returns. There is no audit, examination, deficiency or refund Litigation with respect to any Taxes that will result, or is reasonably likely to result in, a determination that would have a material adverse effect on the Condition of the Company, except as reserved against the Company Financial Statements delivered prior to the date of this Agreement.

                  (b) The Company has not received any written notice of deficiency or assessment (or other written notice) from any Taxing Authority with respect to Liabilities for Taxes that have not been fully paid or finally settled.

                  (c) All Tax Returns of the Company have been audited by the appropriate Taxing Authority or are closed by the applicable statute of limitations for all taxable periods through December 31, 1994.

                  (d) The Company has not executed any extension or waiver that is currently in effect of any statute of limitation on the assessment or collection of any Tax (excluding such statutes that relate to years currently under examination by the IRS or other applicable Taxing Authorities).

                  (e) All Taxes that the Company is required by Law to withhold or to collect for payment have been duly withheld and collected, and all such Taxes that are required to be paid or remitted to any Taxing Authority have been paid or remitted to the proper Taxing Authority, other than those Taxes, the failure of which to be so withheld, collected or remitted will not have, or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company.

                  (f) There are no Liens with respect to Taxes upon any of the Assets of the Company other than for Taxes not yet due and payable.

         6.10 ASSETS. The Company has good and marketable title, free and clear of all Liens that are material to the Condition of the Company, to all its Assets that are material to the Condition of the Company, and that are reflected in the Company Financial Statements as being owned by the Company as of the date hereof.

         6.11     COMPLIANCE WITH LAWS.

                  (a) The Company holds all Authorizations of all Governmental Entities that are required in order to permit it to carry on its business in all material respects as it is presently conducted, except where failure to hold such Authorizations will not have, or is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company. The Company, and the business of the Company, is in compliance with all Laws, Orders or Authorizations, except for possible violations that will not have, or are not reasonably likely to have, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

                  (b) The Company has not received any written notification or communication from any Governmental Entity (i) asserting that the Company is not in compliance with any Law that such Governmental Entity enforces, that will have, or is reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company, or (ii) threatening to revoke any Authorization, the revocation of which will have, or is reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company.

         6.12     COMMITMENTS AND CONTRACTS.

                  (a) Except as set forth on Schedule 6.12, the Company is not a party to or subject to any Contract:

                      (i) with any present or former officer, director or employee, other than those that are terminable at will by the Company without liability (other than Liability for services already rendered) at any time on or after Closing.

                      (ii) providing for payments in excess of Three Hundred Thousand and No/100 Dollars ($300,000) per annum or in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) for the remaining term of the Contract;

                      (iii) for the lease of real property by the Company;

                      (iv)  between the Company and any of its Affiliates;

                      (v) relating to the borrowing of money or the guarantee by the Company of any such obligation; or

                      (vi) containing noncompetition covenants that limits the ability of the Company to compete in any line of business or that involve any restriction of the geographical area in which the Company may carry on its business (other than such limitations or restrictions as may be required by Law or applicable Governmental Entities).

                  (b) The Company has made available to the Purchaser a correct and complete copy of any material Contracts. With respect to each
         Contract:

                      (i) the Contract is valid, binding and in full force and effect;

                      (ii) the Company has not repudiated or waived any material provision of any such Contract;

                      (iii) all amounts due and payable by the Company through
                  the Closing Date have been or will be paid or will be adequately reserved against on the Closing Balance Sheet, and there will be no amounts due after the Closing Date that relate to the period prior to the Closing for which adequate reserves will not be established on the Closing Balance Sheet; and

                           (iv) no other party to any such Contract is, to the
                  Knowledge of the Company, in default in any respect thereunder.

                  (c)      With respect to any lease of real property:

                           (i) all rents and other amounts currently due thereunder have been paid and no waiver or indulgence or postponement of any obligation thereunder has been granted by any lessor or sub-lessor; and

                           (ii) the Company has not entered into any sublease or
                  assignment with respect to its interest in such lease.

         6.13 MATERIAL CONTRACT DEFAULTS. The Company is not and has not received any written notice and has no Knowledge that it is in default in any respect under any Contract to which it or by which its Assets, business or operations thereof may be bound or affected or under which it or its Assets, business or operations receive benefits except for those defaults, that either alone or when combined with all similar liabilities, that would have a material adverse effect on the Condition of the Company, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default.

         6.14 LEGAL PROCEEDINGS. Except as set forth in Schedule 6.14, there is no Litigation pending or, to the Knowledge of the Company, threatened against the Company, as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, will have, or is reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company, nor is there any Order imposed on the Company that will have, or is reasonably likely to have, individually or in the aggregate, such a material adverse effect.

         6.15     STATEMENTS TRUE AND CORRECT.

                  (a) The representations and warranties of the Company set forth in this Agreement, and in the documents delivered by the Company to the Purchaser pursuant hereto, are, as of the date hereof, and will be, as of the Effective Time, true and correct in all respects (except as otherwise contemplated herein).

                  (b) All documents that the Company is responsible for filing with any Governmental Entity in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

         6.16 BROKERS AND FINDERS. Neither the Company or any of its officers, directors or employees has employed any broker or finder or incurred any material liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby.

         6.17 EMPLOYEE BENEFIT PLANS. The Company represents and warrants that it has no employee benefit plans.

         6.18 ENVIRONMENTAL MATTERS. To the Knowledge of the Company, the Company is, and has been, in compliance with all applicable Environmental Laws, except for violations that will not have, or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company and there is no Litigation pending or threatened, before any court, Governmental Entity or other forum in which the Company has been or, with respect to threatened Litigation, may be, named as a defendant (i) for alleged noncompliance (including by any predecessor), with any Environmental Law, or
(ii) relating to the release into the environment of any Hazardous Material or oil whether or not occurring at or on a site owned, leased or operated by the Company, nor to the Knowledge of the Company, is there any reasonable basis for any such Litigation.

         6.19 LABOR MATTERS. The Company is not a party to, or bound by, any collective bargaining agreement or other Contract with a labor union or labor organization, nor is it the subject of any material Litigation asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Laws) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike or other labor dispute involving it pending or, to its Knowledge, threatened, any of which will have, or is reasonably likely to have, a material adverse effect on the Condition of the Company.

         6.20 INSURANCE. The Company is insured with reputable insurers against such risks and in such amounts normally insured against by companies of the same type and in the same line of business. All of the insurance policies, binders or bonds maintained by the Company is in full force and effect and the Company is not in default thereunder. All claims thereunder have been filed in due and timely fashion and all such policies, binders and bonds will remain in full force and effect after the Closing Date, unaffected by the transactions contemplated hereby.

                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Company as follows:

         7.01 ORGANIZATION, STANDING, AND AUTHORITY. The Purchaser is, and the Merger Sub upon its formation will be, a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. The Purchaser has the corporate power and authority to own, lease and operate all of its Assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the Assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified will not have, or is not reasonably likely to have, a material adverse effect on the Condition of the Purchaser or its ability to consummate the transactions contemplated in this Agreement.

         7.02 AUTHORIZATION OF TRANSACTION. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Purchaser and no other corporate proceeding on the part of the Purchaser is necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by the Purchaser and, assuming this Agreement constitutes a valid and binding agreement of the Company, represents a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to the Bankruptcy Exception and subject, as to enforceability, to general principles of equity, whether applied in a proceeding in equity or at law.

         7.03 NON-CONTRAVENTION. None of the execution and delivery of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated hereby or the compliance by the Purchaser with any of the provisions herein will:

              (a) conflict with or result in a breach of any provision of the Purchaser's articles of incorporation or bylaws;

              (b) constitute or result in a violation or breach of any term, condition or provision of, or constitute a default with or without notice of lapse of time or both under, or give rise to any right of termination, cancellation or acceleration of any obligation or the loss of a benefit with respect to, or result in the creation of any lien upon any of the Assets of the Purchaser pursuant to, Contract to which the Purchaser is a party or by which it or any of its Assets may be subject, except for such violations, breaches, defaults, terminations, cancellations, accelerations or creations that will not have, or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Purchaser; or

              (c) subject to receipt of the Requisite Regulatory Approvals, violate any Law, Order or Authorization applicable to the Purchaser or any of its Assets.

         7.04 CONSENTS. No Consent of any Person is necessary to be obtained or made by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby, other than:

              (a) Consents of the Governmental Entity having jurisdiction with respect to the business of the Purchaser in each state in which the Company is doing business, including, but not limited to, the Florida Department of Insurance, if required;

              (b) the filing of the Articles of Merger with the Secretary of State of the State of Florida; and

                 (c) Consents that, if not obtained, will not have, or are not reasonable likely to have, individually or in the aggregate, a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

         7.05    STATEMENTS TRUE AND CORRECT.

                 (a) The representations and warranties of the Purchaser set forth in this Agreement, and in the documents delivered by the Purchaser to the Company pursuant hereto, are, as of the date hereof, and will be, as of the Effective Time, true and correct in all respects (except as otherwise contemplated herein).

                 (b) None of the information supplied by the Purchaser for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or, at the time of the Shareholder Meeting or at the Effective Time, as then amended or supplemented, omit any information necessary to correct any statement that has become materially false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting.

                 (c) All documents that the Purchaser is responsible for filing with any Governmental Entity in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

         7.06 BROKERS AND FINDERS. Neither the Purchaser nor any of its officers, directors or employees has employed any broker or finder or incurred any material liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Purchaser in connection with this Agreement or the transactions contemplated hereby.

         7.07 INVESTMENT REPRESENTATION. The Purchaser is acquiring the Company through the Merger for investment purposes only and not with a view to, or for sale in connection with, any distribution of the capital stock of the Surviving Corporation, or with any present intention of selling all or part of the shares of capital stock of the Surviving Corporation.

                                  ARTICLE VIII

                            COVENANTS OF THE PARTIES

         8.01 BEST EFFORTS AND FURTHER ASSURANCES. Each of the Parties shall use its best efforts (a) to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on such Party with respect to the transactions contemplated by this Agreement and, subject to the conditions set forth in Article IX hereof, to consummate the transactions contemplated by this Agreement, (b) to obtain (and to cooperate with each other Party to obtain) any Consent of any Person that is required to be obtained or made by such Party in connection with the transactions contemplated by this Agreement and (c) to take, or cause to be taken, all other actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

         8.02     PRE-CLOSING COVENANTS OF THE COMPANY.

                  (a) Operation of the Company. During the period from the date of this Agreement and continuing until the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of the Purchaser, the Company shall carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted. The Company shall use its best efforts to (x) preserve its business organization intact, (y) keep available the present services of its employees and (z) preserve the goodwill of its customers and others with whom business relationships exist. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or consented to in writing by the Purchaser, the Company shall not:

                           (i) declare or pay any dividends on, or make other distributions in respect of the Company Common Stock (other than regular dividends due) prior to the Closing Date;

                           (ii) issue, sell, redeem, or purchase any of its capital stock or other equity securities of any kind or grant or issue any additional options or other rights to acquire any of its equity securities;

                           (iii) except for increases in the ordinary course of business consistent with past practice:

                                  (A) increase in any manner the compensation
                           or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date hereof (including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares); or

                                  (B) enter into, modify or renew any Contract
                           providing for the payment to any director, officer or employee of compensation or benefits contingent, or the terms of which are materially altered, upon the occurrence of any of the transactions contemplated by this Agreement;

                           (iv) other than activities in the ordinary course of business consistent with prior practice, sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its Assets;

                           (v) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person, or make any loan or advance to any Person;

                           (vi) accelerate, create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any material Contract to which the Company is a party or by which the Company or its Assets is bound;

                           (vii) make any change in accounting principles or methods from those currently employed, except as required by GAAP or by applicable Law;

                           (viii) grant any Lien, or permit any Lien to be
                  placed on, any of its Assets other than in the ordinary course of business;

                           (ix) take any action, or fail to take any action, that is intended or may reasonably be expected to result in a breach or violation of any of the representations and warranties of the Company contained in this Agreement or would cause any condition to the transactions contemplated hereby not to be satisfied, except, in every case, as may be required by Law; or

                           (x)    agree to do any of the foregoing.

                  (b) Financial Statements. The Company will deliver to the Purchaser promptly upon the completion thereof copies of its monthly consolidated balance sheets and the related consolidated statements of income, consolidated statements of changes in shareholders' equity and consolidated statements of the cash flows (including related notes and schedules) prepared subsequent to the execution of this Agreement. All material expenses of the Company relating to this Agreement and the consummation of the transactions contemplated hereby, as well as the effect of the exercise of unqualified Company Stock Options or the accrual for the effect of the surrender and cancellation of such options pursuant to the terms and conditions of this Agreement, shall be accrued or otherwise reflected in such Financial Statements.

         8.03 PRE-CLOSING COVENANTS OF THE PURCHASER. During the period from the date of this Agreement and continuing until the Closing Date, except as otherwise contemplated by this Agreement or consented to in writing by the Company, the Purchaser will not take, or fail to take, any action that (a) would delay or adversely affect the ability of the Parties to obtain any Requisite Regulatory Approvals, (b) is intended or may reasonably be expected to result in a breach or violation of any of the representations and warranties of the Company contained in this Agreement or would cause any condition to the transactions contemplated hereby not to be satisfied, except, in every case, as may be required by Law or (c) otherwise adversely affect its ability to consummate the Merger and the other transactions contemplated hereby.

         8.04     ACCESS TO INFORMATION.

                  (a) Upon reasonable notice and subject to applicable Laws relating to the exchange of information, the Company shall afford to the officers, employees, accountants, counsel and other representatives of the Purchaser access, during normal business hours during the period prior to the Closing Date, to all of the Company's material Assets, Books and Records and, during such period, the Company shall make available to the Purchaser
         (i) a copy of each report, schedule and other document filed or received by it during such period from any Governmental Entity (other than reports or documents that such Party is not permitted to disclose under applicable Law) and (ii) all other information concerning the Assets, business and personnel of the Company as the Purchaser may reasonably request; provided, however, that in no event shall any information, analyses, draft documents, notes or other material relating to the Merger, whether in the possession of the Company or any of its representatives (collectively, the "Transaction Information"), be made available at any time, whether prior to or after the Closing, to the Purchaser or its representatives and all such Transaction Information shall remain at all times prior to the Closing the proprietary and confidential information of the Company.

                  (b) All information furnished by one of the Parities to the other Party or any of its representatives pursuant to this Section 8.04 shall be treated as the sole property of the Party furnishing such information and, if the Closing shall not occur, the Party receiving such information and its representatives shall return to the Party furnishing such information all of such written information and all documents or other materials containing, reflecting or referring to such information. The Party receiving such information shall, and shall use its best efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue for five (5) years from the date this Agreement is terminated and shall not apply to (i) any information that (A) was already in the recipient's possession prior to the disclosure thereof by the Party furnishing such information (whether such information was furnished pursuant to this Agreement), (B) was then generally known to the public, or (C) was disclosed to the Party receiving such information by a third party not bound by an obligation of confidentiality, or (ii) disclosures made as required by Law. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder the Party receiving information pursuant to this Section 8.04 is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the Party furnishing such information to any Governmental Entity or else stand liable for contempt or suffer other censure or penalty, the Party receiving such information may disclose such information to such Governmental Entity without Liability hereunder.

         8.05     REGULATORY APPROVALS.

                  (a) The Parties shall cooperate with each other and use their best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all Consents of all Governmental Entities that are necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement. Each Party shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable Laws relating to the exchange of information, all the information relating to such Party that appears in any filing made with, or written materials submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as practicable. The Parties agree that they will consult with each other with respect to the obtaining of all Consents necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other apprised of the status of matters relating to the completion of the transactions contemplated herein.

                  (b) Each Party shall, upon request, furnish each other with all information concerning itself, its directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the Purchaser or the Company to any Governmental Entity in connection with the transactions contemplated by this Agreement.

                  (c) Each Party shall promptly furnish each other with copies of written communications received by it or any of its Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

         8.06 PRESS RELEASES. Subject to the requirements of applicable Law and, if applicable, the rules of NASDAQ/NMS, each of the Purchaser and the Company shall consult with each other as to the form and substance of any press release or other public disclosure materially related to this Agreement or any of the transactions contemplated hereby.

         8.07     EMPLOYEE MATTERS.

                  (a) Compensation and Benefits. Following the Effective Time, the Purchaser shall cause the Surviving Corporation to provide generally to its officers and employees who, immediately prior to the Effective Time, had been officers and employees of the Company, employee benefits, including, without limitation, health and welfare benefits, life insurance and vacation and severance arrangements, on terms and conditions that, when taken as a whole, are not substantially less than those currently provided by the Company to such officers and employees.

                  (b) Contracts and Vested Benefits. Following the Effective Time, the Purchaser shall cause the Surviving Corporation to honor in accordance with their terms all employment, severance, consulting and other compensation Contracts between the Company and any current or former director, officer and employee thereof, and all provisions for vested benefits or other vested amounts earned or accrued through the Effective Time under the Company Benefit Plans.

         8.08 NON-SOLICITATION OF EMPLOYEES. If this Agreement is terminated, the Purchaser agrees that for a period of two (2) years following the date of termination it shall not, and shall not permit its officers, employees, representatives or agents to, directly or indirectly, encourage, solicit, continue or initiate discussions or negotiations with, or provide offers of employment to persons who currently are, or who become prior to the date of such termination, executive employees of the Company.

         8.09 SHAREHOLDER APPROVAL. The Company shall take all action necessary in accordance with the Laws of the State of Delaware and its articles of incorporation and bylaws to call, give notice of and convene a meeting (the "Shareholder Meeting") of its shareholders to consider and vote upon the approval and adoption of this Agreement and the Merger for such other purposes as may be necessary or desirable. The Board of Directors of the Company has determined that the Merger is advisable and in the best interests of the shareholders of the Company and, subject to its fiduciary obligations as advised in writing by counsel or its investment bankers, shall recommend that the Company's shareholders vote to approve and adopt this Agreement and the Merger and any other matters to be submitted to the Company's shareholders in connection therewith. The Company shall, subject as aforesaid, use its best efforts to solicit and secure from shareholders of the Company such approval and adoption.

         8.10 ACQUISITION PROPOSALS. The Purchaser shall not, directly or indirectly, and shall instruct and otherwise use its best efforts to cause its officers, directors, employees, agents or advisors or other representatives or consultants (collectively, the "Company's Representatives") not to, directly or indirectly, (a) solicit or initiate any proposals or offers from any Persons relating to any acquisition or purchase of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with the Purchaser (such transactions are referred to herein as "Acquisition Transactions") or (b) except to the extent that the Board of Directors reasonably believes it is required, in the exercise of its fiduciary duties in accordance with applicable Law, to participate or cause the Purchaser's Representatives to participate in any discussions or negotiations regarding, or furnish to any other Person any information with respect to, an Acquisition Transaction; PROVIDED, however, that nothing contained in this
Section 8.10 shall restrict or prohibit any disclosure by the Purchaser that is required under applicable Law. The Purchaser will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Purchaser will notify the Company if any such inquiries or proposals are received by, any such information is required from, or any such negotiations or discussions are sought to be initiated or continued with the Purchaser. The Board may, but is not required to, rely on the written opinion of counsel to the Board in determining whether its fiduciary duties require it to participate or cause the Purchaser's Representatives to participate in any discussions or negotiations regarding, or furnish to any other Person, any information respect to an Acquisition Transaction.

         8.11 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchaser, and the Purchaser shall give prompt notice to the Company, of (a) the occurrence, or failure to occur, of any event that such Party believes would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and (b) any material failure of the Company or the Purchaser, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that failure to give such notice shall not constitute a waiver of any defense that may be validly asserted with respect to such failure.

Without limiting the generality of the foregoing, the Purchaser shall promptly notify the Company of any material adverse change with respect to any Financing Agreement or otherwise. Within 30 days of the occurrence of such material adverse chance, the Purchaser shall arrange for alternative Financing Agreements, or other arrangements reasonably satisfactory to the Company, in an amount and upon terms and conditions sufficient to provide the Purchaser with adequate funds to consummate the transactions contemplated hereby.

         8.12     INDEMNIFICATION.

                  (a) After the Effective Time, the Surviving Corporation shall indemnify and hold harmless (and shall also advance expenses as incurred to the fullest extent permitted under applicable Law to) each Person who is now, or has been prior to the date hereof or who becomes prior to the Effective Time, an officer or director of the Company (the "Indemnified Parties") against (i) all losses, claims, damages, costs, expenses (including without limitation, counsel fees and expenses), settlement payments or liabilities arising out of or in connection with any claim, demand, action, suit, proceeding or investigation based in whole or in part on, or arising in whole or in part out of, the fact that such Person is or was an officer or director of the Company, whether or not pertaining to any matter existing or occurring at or prior to the Effective Time and whether or not asserted or claimed prior to or at or after the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part of, or pertaining to this Agreement or the transactions contemplated hereby or, in each case to the fullest extent required or permitted under applicable Law or under the Surviving Corporations' articles of incorporation or bylaws or any indemnification agreements in effect on the date hereof (to the extent consistent with applicable Law). Any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under applicable Law or the Surviving Corporation's articles of incorporation or bylaws shall be made by independent counsel mutually acceptable to the Surviving Corporation and the Indemnified Party. The Parties intend, to the extent not prohibited by applicable Law, that the indemnification provided for in this Section 8.12 shall apply without limitation to negligent acts or omissions by an Indemnified Party. The Surviving Corporation's articles of incorporation and bylaws shall not be amended in a manner that adversely affects the rights of any Indemnified Party thereunder or under this Section 8.12, unless otherwise required by applicable Law.

                  (b) If the Purchaser or the Surviving Corporation, or any of their successors and assigns, (i) shall consolidate with or merge into another corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its Assets to any individual, corporation or other entity, then, and in each case, the Purchaser shall cause proper provision to be made so that the successors and assignees of the Purchaser or the Surviving Corporation shall assume the obligations set forth in this Section 8.12.

                                   ARTICLE IX

                                   CONDITIONS

         9.01 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each of the Company and the Purchaser to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions:

                  (a) Consents. Other than the filing of the Articles of Merger contemplated by Section 2.03 hereof, all Consents of any Governmental Entity that are prescribed by Law as necessary for the consummation of the transactions contemplated hereby (including the lapse of any waiting periods imposed by Law), other than Consents, the failure to obtain which would have a no material adverse effect on the consummation of the transactions contemplated hereby, shall have been obtained (all such Consents and the lapse of all such waiting periods being referred to a the "Requisite Regulatory Approvals"), as the case may be, and all such Requisite Regulatory Approvals shall be in full force and effect.

                  (b) Injunctions. No Order issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any Litigation by any Governmental Entity seeking any such Injunction be pending. No Law or Order shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits, restricts or makes illegal consummation of the transactions contemplated hereby.

                  (c) Shareholder Approval. This Agreement shall have been approved and adopted by the requisite vote of the holders of the outstanding Company Capital Stock entitled to vote in accordance with Delaware law and the Company's articles of incorporation and bylaws.

         9.02 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to effect the transactions contemplated hereby shall be subject to the fulfillment or waiver at or prior to Closing or the following additional conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company set forth in Article VII of this Agreement, respectively, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date except to the extent any of such representations and warranties are by their express provisions made as of a specified date) and the Purchaser shall have received a certificate signed by a duly authorized officer of the company to that effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.02(a) shall be deemed to have been satisfied even if such representations and warranties are not true and correct unless the failure of any of the representations or warranties to be so true and correct, will have, or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the

         Company or on the ability of the Company to consummate the transactions contemplated hereby.

                  (b) Performance of Obligations. The Company shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to Closing, and the Purchaser shall have received a certificate signed by a duly authorized officer of the Company to that effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.02(b) shall be deemed to have been satisfied even if such failure to perform the obligations will have, or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby.

                  (c) Fairness Opinion. The transactions contemplated herein are conditioned upon the receipt by Purchaser of a fairness opinion of Sheldrick, McGehee & Kohler, Inc. to the effect that Purchaser and Company are of substantially equal value.

         9.03 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the transactions contemplated hereby shall be subject to the fulfillment or waiver at or prior to Closing of the following additional conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchaser set forth in Article VII hereof shall be true and correct in all material respects of as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date except to the extent any of such representations and warranties are by their express provisions made as of a specified date) and the Company shall have received a certificate signed by a duly authorized officer of the Purchaser to that effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.03(a) shall be deemed to have been satisfied even if such representations or warranties are not true and correct unless the failure of any of the representations or warranties to be so true and correct, will have, or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

                  (b) Performance of Obligations. The Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to Closing, and the Company shall have received a certificate signed by a duly authorized officer of the Purchaser to that effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.03(b) shall be deemed to have been satisfied even if such failure to perform the obligations will have, or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

                                    ARTICLE X

                                   TERMINATION

         10.01 Termination. This Agreement may be terminated and the transaction contemplated hereby abandoned at any time prior to Closing:

                  (a) by the mutual consent of the Company and the Purchaser;

                  (b) by either Party, if there shall have been any material breach by the other Party of any of its covenants or agreements contained herein and such breach shall not have been remedied, or cannot be remedied, within 30 days after written notice specifying the nature of such breach and requesting that it be remedied has been delivered to the breaching Party;

                  (c) by either Party, if the Closing Date shall not have occurred on or prior to March 31, 1999, unless the failure of such occurrence shall be due to the failure of the Party seeking to terminate this Agreement to perform or observe its or their agreements as set forth in this Agreement required to be performed or observed by such Party on or before the Closing Date;

                  (d) by either Party upon written notice to the other Party that (i) any Requisite Regulatory Approval shall have been denied, or
         (ii) any Governmental Entity of competent jurisdiction shall have issued a final nonappealable Order enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

                  (e) by either Party (provided that the terminating Party is not then in material breach of any of its representation, warranty, covenant or other agreement contained herein), if the stockholders of the Company fail to approve the Merger at the Shareholder meeting; and

                  (f) by the Purchaser, if the Board of Directors shall have withdrawn or modified in a manner adverse to the Company its approval or recommendation of the Merger in order to approve the execution by the Purchaser of a definitive agreement providing for the acquisition of the Purchaser or its Assets by merger or other business combination or in order to approve a tender offer for the Purchaser's Common Stock by a third party, in either case, as determined by the Purchaser's Board of Directors, on terms more favorable to the Purchaser's stockholders than the Merger.

         10.02 EFFECT OF TERMINATION. In the event of the termination and abandonment of this Agreement pursuant to Section 10.01, this Agreement shall become void and have no effect and no Party shall have any obligation to the other Party with respect to this Agreement, except that (i) the provisions of
Section 8.04(b), 8.08, 8.09 and this Section 10.02 shall survive any such termination and abandonment, and (ii) no Party shall be relieved or released from any Liability arising out of any willful and intentional breach of any provision of this Agreement.

         10.03 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS FOLLOWING THE EFFECTIVE TIME. Except for Article III and Sections 8.07 and 8.12 of this Agreement, none of the respective representations, warranties, covenants, agreements or other obligations of the Parties shall survive the Effective Time. Such representations, warranties, covenants, agreements or other obligations of the Parties that survive the Effective Time shall be for the benefit of the shareholders of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.01 NOTICES. Notices shall be given to a Party hereunder shall be in writing, and delivered either (a) personally, (b) by facsimile transmission, or (c) by depositing the same in the United States mail, certified, return receipt requested, postage prepaid or by courier or overnight carrier, and addressed to such Party at the following addresses, or at such other address as such Party may notify in writing to the other Party:

                  If to the Company:   Great Wisdom Publishing, Inc.
                                       3904 Airport Road
                                       Plant City, Florida  33567
                                       Attention:  Jose Alvarez

                  If to the Purchaser: Success Development International, Inc.
                                       9799 Old St. Augustine Road
                                       Jacksonville, Florida  32257
                                       Attention:  Mr. Daniel S. Pena, Sr.

                  With a copy to:      Milam Otero Larsen Dawson & Traylor, P.A.
                                       50 North Laura Street, Suite 2750
                                       Jacksonville, Florida  32202
                                       Attention:  Peter O. Larsen, Esquire

Notices delivered personally or by courier or overnight carrier to a Party shall be effective upon delivery, notices delivered by facsimile transmission shall be effective upon confirmation of receipt (either telephonically or by confirmation sheet) and notices delivered by mail shall be effective upon the earlier of (x) their acceptance or rejection by the Party to whom they are addressed or (y) five (5) days after the proper posting thereof.

         11.02 AMENDMENT. This Agreement may be amended only by an instrument in writing executed by all Parties.

         11.03 ASSIGNMENT. Neither Party may assign any of its rights or delegate any of its obligations hereunder to any other Person without the written consent of the other party and any such purported assignment or delegation shall be void and of no effect.

         11.04 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida.

         11.06 ENTIRE AGREEMENT. This Agreement, together with any appendices, exhibits and schedules, including, without limitation, the schedules, set forth the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersede any prior arrangements, negotiations or understandings, whether written or oral, among the Parties with respect to the subject matter hereof. To the extent that the provisions of this Agreement conflict with the provisions of the Confidentiality Agreement, the provisions of this Agreement shall govern.

         11.07    WAIVERS.

                  (a) Prior to or at the Effective Time, the Purchaser, acting through its Board of Directors, chief executive officer or other authorized officer, shall have the right to waive any default in the performance of any term of this Agreement by the Company, to waive or extend the time for the compliance or fulfillment by the Company of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of the Purchaser under this Agreement, except any condition that, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of the Purchaser.

                  (b) Prior to or at the Effective Time, the Company, acting through its Board of Directors, chief executive officer or other authorized officer, shall have the right to waive any default in the performance of any term of this Agreement by the Purchaser, to waive or extend the time for the compliance or fulfillment by the Purchaser of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of the Company under this Agreement, except any condition that, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of the Company.

                  (c) The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

         11.08 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation hereof.

         11.09 EXPENSES. Each Party shall pay all expenses incurred by it in connection with the negotiation, execution and performance of this Agreement, whether or not the transactions contemplated herein are consummated, including the fees and expenses of the counsel and accountants of each; provided, however, that nothing contained in this Section 11.09 shall limit any Party's liability arising out of any willful and intentional breach of any provision of this Agreement.

         11.10 STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied for or against any party by reason of such Party being deemed the draftsman hereof.

         11.11 LEGAL REPRESENTATION. The parties acknowledge that Milam Otero Larsen Dawson & Traylor, P.A., legal counsel to the Purchaser (hereinafter referred to as "Legal Counsel"), prepared this Agreement on behalf of and in the course of said Legal Counsel's representation of the Purchaser and that:

                  (a) the Company has been advised that a conflict of interest exists among its individual interests;

                  (b) the Company has been advised by Legal Counsel of its right to seek the advice of separate legal counsel; and

                  (c) the Company has been advised of Legal Counsel's conflict of interest with respect to its representation of the Purchaser and advising the Company with respect to this Agreement.

         Notwithstanding the foregoing, the parties hereby consent to Legal Counsel's representation as set forth hereinabove. The parties acknowledge and agree that the Company may obtain separate legal counsel at any time, but that Legal Counsel shall be permitted to continue its representation of the Purchaser.

                                   ARTICLE XII

                                 INDEMNIFICATION

         12.01 INDEMNIFICATION. Subject to the conditions and provisions herein set forth, each party to this Agreement agrees to indemnify, defend and hold the other parties harmless from and against:

                  (a) any and all liabilities or obligations of and claims against another party;

                  (b) any and all losses, damages, costs, diminution in value, or deficiencies resulting from any misrepresentation, breach of warranty, breach of covenant, or failure to perform undertakings by any party to this Agreement contained in or made pursuant to this Agreement;

                  (c) any and all claims, litigation, and potential claims and litigation against a party with respect to incidents, omissions, or other matters that occurred prior to the Closing Date; and

                  (d) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, or expenses, including attorney's fees, incident to any of the foregoing.

Any party to this Agreement, as the case may be, shall notify the other parties, in writing, within ninety (90) days of a party's receipt of any claim made against it with respect to the obligations indemnified against herein.

         12.2     PAYMENT DUE. Any amount owed to another party under Section
12.1 that is not paid within thirty (30) days after demand therefore shall bear interest from the date of such demand until paid at a rate equal to the prime rate of interest announced or published from time to time by NationsBank, N.A., or its successors.

         IN WITNESS WHEREOF, the Parties have executed this Agreements of the day and year first above written.

                                               SUCCESS DEVELOPMENT
                                               INTERNATIONAL, INC.



                                               By:
                                                  ------------------------------
                                                  Raymond Rach
                                                  Vice-President

                                               GREAT WISDOM PUBLISHING, INC.


                                               By:
                                                  ------------------------------
                                                  David A. Reecher
                                                  President and CEO



                                               GWP TARGET, INC.


                                               By:
                                                  ------------------------------
                                                  Raymond Rach
                                                  Vice-President

                                   APPENDIX A

         "Acquisition Transactions" shall have the meaning assigned thereto in
Section 8.10 of this Agreement.

         "Affiliate" of a Person shall mean: (I) any other Person directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.

         "Agreement" shall mean this Agreement and Plan of Merger, as amended or supplemented from time to time. References to Articles, Sections, Schedules, Exhibits and the like refer to the Articles, Sections, Schedules, Exhibits and the like of this Agreement unless otherwise indicated.

         "Articles of Merger" shall have the meaning set forth in Section 2.03 of this Agreement.

         "Assets" of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the Books and Records of such Person.

         "Authorization" shall mean any approval, authorization, certificate, easement, filing, franchise, license, notice or permit of, or notice to or filing with, any Governmental Entity, or other similar right, that is or may be binding upon or inure to the benefit of any Person or its Assets or business.

         "Balance Sheet" shall mean the Closing Balance Sheet.

         "Bankruptcy Exception" shall mean applicable bankruptcy, insolvency and similar Laws affecting creditors' rights generally.

         "Books" shall mean, with respect to any Person, the general ledger of such Person and any related subsidiary ledger.

         "Certificates" shall have the meaning assigned thereto in Section 4.04 of this Agreement.

         "Closing" shall mean the closing of the transactions contemplated by this Agreement.


         "Closing Balance Sheet" shall mean an unaudited consolidated balance sheet of the Company as of the month-end immediately preceding the Closing Date, which Closing Balance Sheet shall be prepared in accordance with GAAP consistent with the accounting principles used in the preparation of the November 1998 Balance Sheet.




                        (Page 1 of 6 Pages, Appendix A)

         "Closing Date" shall mean the date on which the Closing shall take place as provided by Section 2.02 of this Agreement.

         "Code" means the Internal Revenue of 1986, as amended.

         "Company" shall mean Great Wisdom Publishing, Inc., a Delaware corporation.

         "Company Common Stock" shall have the meaning assigned thereto in
Section 4.01(b)(I) of this Agreement.

         "Company Financial Statements" shall have the meaning assigned thereto in Section 6.04 of this Agreement.

         "Company Stock Option" and "Company Stock Options" shall have the meanings set forth in Section 4.01(b)(iii) of this Agreement.

         "Company's Representatives" shall have the meaning assigned thereto in
Section 8.10 of this Agreement.

         "Condition" shall mean, as to any Person, the business, financial condition, results of operations or prospects of such Person and its Subsidiaries, taken as a whole.

         "Consent" shall mean any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by, or notice to or filing with, any Person pursuant to any Contract, Law, Order or Authorization.

         "Constituent Corporations" shall mean the Merger Sub and the Company, as parties to the Merger.

         "Contract" shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding or undertaking of any kind or character, or other document (other than an Order or Authorization) to which any Person is a party or that is binding on any Person.

         "Dissenting Shares" shall have the meaning assigned thereto in Section
4.03 of this Agreement.

         "Effective Time" shall have the meaning assigned thereto in Section
2.03 of this Agreement.

         "Environmental Laws" shall mean all Laws relating to the protection of the environment, human health, safety, or natural resources, or to emissions, discharges, or releases of Hazardous Materials into the environment including without limitation, air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.


                        (Page 2 of 6 Pages, Appendix A)

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Agent" shall have the meaning assigned thereto in Section
5.01 of this Agreement.

         "FBCA" shall mean the Florida Business Corporation Act, Chapter 607, Florida Statutes (1998), as amended from time to time.

         "GAAP" shall mean generally accepted accounting principles.

         "Governmental Entity" shall mean any governmental department, commission, board, bureau, agency, instrumentality, judicial, administrative or regulatory body, or any foreign, federal, state or local government, or political subdivision thereof, having jurisdiction over the matter or matters in question.

         "Hazardous Material" shall mean any pollutant, contaminant, or hazardous substance under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.9601 et seq., or a or any similar state Law.

         "Indemnified Liabilities" shall have the meaning assigned thereto in
Section 8.12(a) hereof.

         "Indemnified Parties" shall have the meaning assigned thereto in
Section 8.12(a) hereof.

         "Injunction" shall mean any order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby.

         "IRS" shall mean the Internal Revenue Service.

         "Knowledge" as used with respect to a Person shall mean the actual knowledge after due inquiry of the Chairman, President, Chief Financial Officer, Chief Accounting Officer, General Counsel, any Assistant or Deputy General Counsel, or any Vice President of such Person.

         "Law" shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule or statute applicable to a Person or its Assets, Liabilities or business.

         "Liability" shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including, without limitation, costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

         "Lien" shall mean, with respect to any asset of any Person, any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, charge, encumbrance,



                        (Page 3 of 6 Pages, Appendix A)
lien (statutory or other), priority or other security agreement or preferential arrangement of any kind or nature whatsoever with respect to such asset (including, without limitation, any conditional sale or other title retention agreement, any financing statement under the Uniform Commercial Code or comparable Law if any jurisdiction), other than (a) Liens for current property Taxes not yet due and payable, (b) Liens incurred in the ordinary course of business, and (c) other Liens that will not or are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Condition of the Person in question.

         "Litigation" shall mean any action, arbitration, claim, complaint, criminal prosecution, governmental or other examination or investigation, hearing, inquiry, or administrative or other proceeding, commenced against or with respect to a Person or its Assets.

         "Material Adverse Change," "Material Adverse Effect," Material Adverse Impact," Material," "Materially," or any similar terms are used in this Agreement (whether in the representations set forth in Article VI or in Article VII, the closing conditions contained in Article IX or otherwise) with respect to the Condition of the Company or the Purchaser (in each case whether individually or together with its Subsidiaries), as the case may be, the following expenses and adjustments shall be excluded in determining whether a material adverse change, effect or impact has occurred: (i) all out-of-pocket fees and expenses (including legal, accounting, investigatory, and other fees and expenses) incurred in connection with the consummation of the transactions contemplated by this Agreement; (ii) any effect resulting from any change in Law, or GAAP, that impacts entities such as the Company generally; and (iii) any effect resulting from compliance by any Party with the terms of this Agreement.

         "Merger" shall mean the merger of the Merger Sub with and into the Company, all as set forth in Section 2.01 of this Agreement.

         "Merger Sub" shall mean the Subsidiary of the Purchaser utilized to effect the Merger.

         "NASDAQ/NMS" shall mean the National Association of Securities Dealers Automated Quotation System.

         "Net Worth" shall mean, at any date, the amount equal to the stockholder's equity reflected on the Balance Sheet at such date.

         "Order" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal or any Governmental Entity.

         "Party" shall mean either the Company, the Merger Sub or the Purchaser and "Parties" shall mean the Company, the Purchaser and Merger Sub.

         "Payment Fund" shall have the meaning assigned thereto in Section 5.01 of this Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation.



                         (Page 4 of 6 Pages, Appendix A)

         "Person" shall mean any natural person, any legal or commercial entity, including without limitation a corporation, partnership, joint venture, association, joint-stock company, trust or unincorporated organization, any group acting in concert, any person acting in a representative capacity, or any Governmental Entity.

         "Purchaser" shall mean Success Development International, Inc., a Florida corporation.

         "Record" or Records" shall mean any and all records of the Company, including without limitation, all papers, microfiche, microfilm and computer records (including but not limited to, magnetic tape, disc storage, card forms and printed copy) generated or maintained by the Company.

         "Requisite Regulatory Approvals" shall have the meaning assigned thereto in Section 9.01(a) of this Agreement.

         "Shareholder Meeting" shall have the meaning assigned thereto in
Section 8.09(a) of this Agreement.

         "Subsidiary" shall mean, with respect to any Person, any other Person (whether now existing or hereafter organized) for which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors or other managers (other than contingency) are at the time owned or controlled by such first Person or one or more Subsidiaries of such first Person or any combination thereof.

         "Surviving Corporation" shall have the meaning assigned thereto in
Section 2.01 of this Agreement.

         "Tax Return" shall mean any report, statement or other written information required to be supplied to a Taxing Authority in connection with Taxes, including information returns, payee statements and specified information reporting requirements as defined in Section 6724(d) of the Code.

         "Taxes" shall mean all taxes, levies or other like assessments, charges, or fees (including estimated taxes, charges and fees), including, without limitation, net income, gross income, gross receipts, transfer, excise, property, ad valorem, stamp, documentary stamp, sales, use, value-added, license, payroll, pay as you earn ("PAYE"), withholding, emergency excise, social security and franchise or other governmental taxes or similar charges, imposed by any Taxing Authority, including any interest, penalties or additions to tax attributable to such taxes, and including any penalties for failure to comply with the information reporting of Section 6721 through 6724 of the Code.

         "Taxing Authority" shall mean the United States of America, or any state, county, local or foreign government or subdivision or agency thereof.



                        (Page 5 of 6 Pages, Appendix A)

         "Transaction Information" shall the meaning assigned thereto in Section 8.04(a) of this Agreement.



                        (Page 6 of 6 Pages, Appendix A)

                                SCHEDULE 6.03(C)

                           CONTRACTS FOR CAPITAL STOCK



         1. Option Agreement with Capital Fund, Inc. dated February 12, 1998 for 125 shares of common stock for a per share price of $100 divided by the number of shares issuable under the option.

         2. Kip Lykins (Lake Shore Capital) -- options for 13 shares of common stock.

         3. Employee Pool -- options for various Company employees for a total of 8 shares of Company common stock based upon length of employment.













                       Page 1 of 1 Page, Schedule 6.03(c)

                                  SCHEDULE 6.05

                                  SUBSIDIARIES



         1.       Small Press Express, Inc.

         2.       Access Publishers Network, Inc.

         3.       Advanced Communications, Inc.

         4.       Astro Communications Services, Inc.














                         Page 1 of 1 Page, Schedule 6.05

                                  SCHEDULE 6.07

                                    CONSENTS



                                      None.














                         Page 1 of 1 Page, Schedule 6.07

                                SCHEDULE 6.08(B)

                             UNDISCLOSED LIABILITIES



                                      None.















                       Page 1 of 1 Page, Schedule 6.08(b)

                                  SCHEDULE 6.12

                            COMMITMENTS AND CONTRACTS


         1. Riviera Finance Company -- Guarantee on all of Company's assets.

         2.       Capital Fund, Inc. -- Subordinated Lender

         3. Michelsen/Simm's Family Trust -- Security interest from purchase of Astro Communication Services, Inc.

         4. PDS, Inc. (John Lindberg) -- Right to convert existing shares of Company stock owned into a promissory note.

         5.       Lease Agreement between Access Publishers Network and John
                  Lindberg.













                         Page 1 of 1 Page, Schedule 6.12

                                  SCHEDULE 6.14

                                LEGAL PROCEEDINGS



                                      None.













                         Page 1 of 1 Page, Schedule 6.14

                                 EXHIBIT "E"


                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                         PERIOD ENDED NOVEMBER 30, 1998

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               NOVEMBER 30, 1998
                                  (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
Cash                                                               $   20,064
Accounts Receivable                                                 1,953,765
Inventories                                                           193,900
Other Current Assets                                                  108,747
                                                                   ----------
    TOTAL CURRENT ASSETS                                            2,276,476
                                                                   ----------

PROPERTY AND EQUIPMENT, at cost
Net of accumulated depreciation of $309,449                           386,891
                                                                   ----------

OTHER ASSETS                                                        1,531,137
                                                                   ----------

TOTAL ASSETS                                                       $4,194,504
                                                                   ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

CURRENT LIABILITIES
Short Term Notes & Factoring                                       $  648,108
Current maturities of Long Term Debt                                  107,249
Accounts and Due to Publishers Payable                              1,860,331
Accrued Expenses and Payroll Taxes Payable                             28,169
                                                                   ----------
    TOTAL CURRENT LIABILITIES                                       2,643,857
                                                                   ----------

LONG TERM DEBT, less current maturities                               252,320
                                                                   ----------

DEFERRED INCOME TAXES                                                      --
                                                                   ----------

INVESTORS SUBORDINATED LOANS                                        1,000,000
                                                                   ----------

LOANS FROM SHAREHOLDERS & RELATED PARTIES                             382,912
                                                                   ----------

    TOTAL LIABILITIES                                               4,279,089
                                                                   ----------

STOCKHOLDERS' EQUITY
Common Stock, $.001 par value, 3,000 shares authorized
1,028 shares issued and outstanding                                         1
Additional Paid in Capital                                            438,596
Retained Earnings (Deficit)                                          (523,182)
                                                                   ----------

    TOTAL STOCKHOLDERS' EQUITY                                        (84,585)
                                                                   ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $4,194,504
                                                                   ==========

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                     FOR THE PERIOD ENDED NOVEMBER 30, 1998
                                   UNAUDITED

                                                      MONTH        YEAR
                                                       TO           TO
                                                      DATE         DATE
                                                    --------    ----------
REVENUES                                            $390,668    $2,382,617

COST OF SALES                                        247,999     1,578,248
                                                    --------    ----------

    GROSS PROFIT                                     142,669       804,369
                                                    --------    ----------

OPERATING EXPENSES
Administrative & General                              25,692       129,965
Sales                                                 48,940       239,749
Marketing & Publishers Acquisitions                   28,746       137,149
Warehouse & Distribution                              26,946       143,434
Management Information Systems                         9,319        38,009
                                                    --------     ---------

    TOTAL OPERATING EXPENSES                         139,643       688,306

INCOME FROM OPERATIONS                                 3,026       116,063
                                                    --------     ---------
OTHER SPECIAL EXPENSES
Financing Search Cost                                  --            --
                                                    --------     ---------

    TOTAL SPECIAL EXPENSES                             --            --
                                                    --------     ---------

INCOME (LOSS) BEFORE INT., DEPREC. AND AMORT.          3,026       116,063

INTEREST, TAXES, DEPRECIATION AND AMORTIZATION
Interest Expense & Factoring Costs                    26,063       125,213
Depreciation and Amortization                         11,761        58,786
Income Taxes                                           1,487         1,487
                                                    --------     ---------
    TOTAL INTEREST, TAXES, DEPREC. & AMORTIZ.         39,311       185,486
                                                    --------     ---------

NET INCOME (LOSS)                                   $(36,285)    $ (69,423)
                                                    ========     =========

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE FIVE MONTHS ENDED NOVEMBER 30, 1998

CASH FLOW FROM OPERATING ACTIVITIES
  Net Income                                                        $  (69,423)

  Adjustments to reconcile net income to net cash from operating activities:

  Depreciation & Amortization                                           58,786

  (Increase) decrease in:
  Accounts Receivable                                                 (257,293)
  Inventory                                                             (9,323)
  Prepaids and current other assets                                    (38,248)

  (Increase) decrease in:
  Accounts Payable                                                     270,717
  Accrued expenses                                                     (49,140)
                                                                    ----------

    NET CASH (USED BY) OPERATING ACTIVITIES                         $  (93,924)

CASH FLOWS FROM INVESTING ACTIVITIES

  Cost of Corporate Acquisitions                                      (119,398)
  Payments for asset purchases & improvements                       $  (25,903)
                                                                    ----------

    NET CASH (USED BY) INVESTING ACTIVITIES                         $ (145,301)

CASH FLOWS FROM FINANCING ACTIVITIES

  Net Increase (Decrease) of line of credit                         $  172,797
  Proceeds from Long-Term Debt                                          13,655
  Repayment of long-term debt                                          (49,791)
                                                                    ----------

    NET CASH (USED BY) FINANCING ACTIVITIES                         $  136,661
                                                                    ----------

  NET INCREASE (DECREASE) IN CASH                                   $ (102,564)

CASH AT BEGINNING OF PERIOD                                            122,628
                                                                    ----------

CASH AT END OF PERIOD                                               $   20,064
                                                                    ==========

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                           PERIOD ENDED JUNE 30, 1998

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                              w/Adjusting Entries


                                     ASSETS
CURRENT ASSETS
Cash                                                                 $  122,628
Accounts Receivable                                                   1,696,472
Inventories                                                             184,577
Other Current Assets                                                     70,499
                                                                     ----------
    TOTAL CURRENT ASSETS                                              2,074,176
                                                                     ----------

PROPERTY AND EQUIPMENT, at cost
Net of accumulated depreciation of $268,687                             401,750
                                                                     ----------
OTHER ASSETS                                                          1,429,763
                                                                     ----------
TOTAL ASSETS                                                         $3,905,689
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
CURRENT LIABILITIES
Short Term Notes & Factoring                                         $  475,311
Current maturities of Long Term Debt                                    110,780
Accounts and Due to Publishers Payable                                1,589,614
Accrued Expenses and Payroll Taxes Payable                               77,311
                                                                     ----------
    TOTAL CURRENT LIABILITIES                                         2,253,016
                                                                     ----------
LONG TERM DEBT, less current maturities                                 284,925
                                                                     ----------
DEFERRED INCOME TAXES                                                     -
                                                                     ----------
INVESTORS SUBORDINATED LOANS                                          1,000,000
                                                                     ----------
LOANS FROM SHAREHOLDERS & RELATED PARTIES                               382,908
                                                                     ----------
    TOTAL LIABILITIES                                                 3,920,849
                                                                     ----------
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value, 3,000 shares authorized
1,028 shares issued and outstanding                                           1
Additional Paid in Capital                                              438,596
Retained Earnings (Deficit)                                            (453,757)
                                                                     ----------
    TOTAL STOCKHOLDERS' EQUITY                                          (15,160)
                                                                     ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $3,905,689
                                                                     ==========

                         GREAT WISDOM PUBLISHING, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                   UNAUDITED
                            after adjusting entries


                                                           YEAR
                                                            TO
                                                           DATE
                                                        ----------
REVENUES                                                $5,330,041

COST OF SALES                                            3,782,323
                                                        ----------

    GROSS PROFIT                                         1,547,718
                                                        ----------

OPERATING EXPENSES
Administrative & General                                   361,797
Sales                                                      586,544
Marketing & Publishers Acquisitions                        122,838
Warehouse & Distribution                                   356,564
Management Information Systems                              49,086
                                                        ----------

    TOTAL OPERATING EXPENSES                             1,476,829

INCOME FROM OPERATIONS                                      70,889
                                                        ----------
OTHER SPECIAL EXPENSES
Financing Search Cost                                        7,643
                                                        ----------

    TOTAL SPECIAL EXPENSES                                   7,643
                                                        ----------

INCOME (LOSS) BEFORE INT., DEPREC AND AMORT.                63,246

INTEREST, TAXES, DEPRECIATION AND AMORTIZATION
Interest Expense & Factoring Costs                         194,625
Depreciation and Amortization                              114,807
Income Taxes                                                 2,852
                                                        ----------
    TOTAL INTEREST, TAXES, DEPREC. & AMORTIZ.              312,284
                                                        ----------
NET INCOME (LOSS)                                       $ (249,038)
                                                        ==========

                         GREAT WISDOM PUBLISHING, INC.
                                 AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                           PERIOD ENDED JUNE 30, 1997

                         GREAT WISDOM PUBLISHING, INC.
                                 AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
Cash                                                             $   12,896
Accounts Receivable                                               1,099,751
Prepaid Expenses                                                     28,127
                                                                 ----------

    TOTAL CURRENT ASSETS                                          1,140,774
                                                                 ----------

PROPERTY AND EQUIPMENT, at cost
Net of accumulated depreciation of $32,301                          269,631
                                                                 ----------

OTHER ASSETS                                                        615,598
                                                                 ----------

TOTAL ASSETS                                                     $2,026,003
                                                                 ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

CURRENT LIABILITIES
Short Term, Notes & Factoring                                    $  343,126
Current maturities of Long Term Debt                                 40,719
Accounts and Due to Publishers Payable                            1,041,837
Accrued Expenses and Payroll Taxes Payable                           30,135
                                                                 ----------

    TOTAL CURRENT LIABILITIES                                     1,455,817
                                                                 ----------

LONG-TERM DEBT, less current maturities                              52,676
                                                                 ----------

LOANS FROM SHAREHOLDERS & RELATED PARTIES                           427,450
                                                                 ----------

    TOTAL LIABILITIES                                             1,935,943
                                                                 ----------

STOCKHOLDERS' EQUITY
Common Stock, $.001 par value, 3,000 shares authorized
    1,028 shares issued and outstanding                                   1
Additional Paid in Capital                                          251,835
Retained Earnings (Deficit)                                        (161,776)
                                                                 ----------

    TOTAL STOCKHOLDER's EQUITY                                       90,060
                                                                 ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                       $2,026,003
                                                                 ==========

        Read accompanying Chief Financial Officer's report and notes to financial statements which are an integral part of these financial statements

                         GREAT WISDOM PUBLISHING, INC.
                                 AND SUBSIDIARY
             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
                       FOR THE PERIOD ENDED JUNE 30, 1997
                                  (UNAUDITED)

REVENUES                                               $ 2,835,773

COST OF SALES                                            1,964,809
                                                       -----------
     GROSS PROFIT                                          870,964
                                                       -----------

OPERATING EXPENSES
  Administrative & General                                 258,097
  Sales & Marketing                                        338,961
  Warehouse & Distribution                                 182,587
  Salaries & Fees - Officers                                88,120
                                                       -----------

     TOTAL OPERATING EXPENSES                              867,765
                                                       -----------
INCOME FROM OPERATIONS                                       3,199
                                                       -----------
OTHER SPECIAL EXPENSES
  Special Publishers Acquisition Express                    15,790
  New Corporate Acquisition Search Costs                    30,065
  Financing Search Costs                                    11,667
                                                       -----------

     TOTAL SPECIAL EXPENSES                                 57,522
                                                       -----------

INCOME (LOSS) BEFORE INT. DEPREC & AMORT.                  (54,323)
                                                       ------------


INTEREST, DEPRECIATION AND AMORTIZATION
  Interest Expense & Factoring Costs                       (62,513)
  Interest Income                                              150
  Depreciation and Amortization                            (45,090)
                                                       ------------

     TOTAL INTEREST, DEPRECIATION AND AMORTIZATION        (107,453)
                                                       ------------

NET INCOME (LOSS)                                         (161,776)

RETAINED EARNINGS - BEGINNING                                    0
                                                       ------------

RETAINED EARNINGS - JUNE 30, 1997                      $  (161,776)
                                                       ============

             Read accompanying Chief Financial Officer's report and
          notes to financial statements which are an integral part of these financial statements

                                   EXHIBIT A

                           LONG TERM INCENTIVE PLAN OF
                     SUCCESS DEVELOPMENT INTERNATIONAL, INC.

                                   I. GENERAL

         1.1 PURPOSE OF THE PLAN

         The purpose of the Long-Term Incentive Plan (the "Plan") of Success Development International, Inc. (the "Company") is to provide an incentive, in the form of a proprietary shareholder interest in the Company, to employees of the Company and/or its subsidiaries, to increase their interest in the Company's welfare, and to assist the Company and its subsidiaries in attracting and retaining employees.

         1.2 ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board of Directors of the Company or a committee empowered by the Board of Directors to perform such responsibilities (collectively, the "Board"). The Board shall have full and final authority in its discretion, subject to the provisions of the Plan: (a) to determine individuals to whom and the time or times at which options or restricted stock shall be granted and exercised and the number of shares and exercise price, if any, of the common stock, $.001 par value, of the Company ("Common Stock"), covered by each option or grant of restricted stock; (b) to determine the terms of the option or restricted stock agreements, which need not be identical, including, without limitation, terms covering vesting, exercise dates, if any, and exercise prices, if any; (c) to decide all questions of fact arising in the application of the Plan; and (d) to administer and interpret the Plan in all respects. All determinations made by the Board shall be final and conclusive.

         The Board shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

         1.3 ELIGIBLE PARTICIPANTS

         Employees of the Company and the Company's subsidiaries shall be eligible to participate in the Plan. Directors and independent contractors of the Company and the Company's subsidiaries shall be eligible to participate in
Section IV of the Plan with respect to awards of restricted stock (any person receiving an award under this Plan hereinafter referred to as a "Participant"). The terms "subsidiary" or "subsidiaries" shall mean any corporation now existing or hereafter organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company, if, at the time of option grant, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.4 GRANTS UNDER THE PLAN

         Grants under the Plan may be in the form of incentive stock options (as described in Article II) ("Incentive Stock Options"), executive stock options (as described in Section III) ("Executive Stock Options") and/or restricted stock (as described in Section IV) ("Restricted Stock"), or any combination thereof.

         1.5 OTHER COMPENSATION PROGRAMS

         The adoption of the Plan contemplates the continuation of any existing incentive compensation plan(s) of the Company and in no way limits or is limited by the operation, administration or amendment of any such plan(s). The existence and terms of the Plan shall not limit the authority of the Board in compensating employees, directors and/or independent contractors of the Company in such other forms and amounts as it may determine from time to time.

         1.6 LIMITATIONS ON GRANTS

         The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan, may not exceed 3,200,000 shares, and such shares hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised or vested or without payment having been made in respect of the entire grant, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

         During the period that any grants remain outstanding under the Plan, the Board may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stork available for the granting of future grants under the Plan.

         1.7 DEFINITIONS

         The following definitions shall apply to the Plan:

         (a) "Disability" shall, have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

         (b) "Fair Market Value" shall mean the value established by the Board in good faith on such basis as it deems reasonable and appropriate and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) "Retirement" shall have the meaning provided in the Company's applicable retirement plan or, in the absence of such a definition, the first day of the month following the month in which the Participant attains his or her 65th birthday.

         (d) "Termination" shall mean, unless otherwise limited herein, when a Participant ceases being an employee, director or independent contractor, as applicable, of the Company or any subsidiary for any reason, including, without limitation, Retirement, discharge, layoff or any other voluntary or involuntary termination of a Participant's employment or tenure as a director or independent contractor. Transfer of employment within the Company or among the Company and any subsidiaries shall not be deemed a Termination.

                           II. INCENTIVE STOCK OPTIONS

         2.1 TERMS AND CONDITIONS

         Subject to the following provisions of this Article II, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine.

         2.2 QUALIFIED STOCK OPTIONS

         Incentive Stock Options shall, at the time of grant, be in such form and upon such terms and conditions as may be required in order that such options will constitute incentive stock options within the meaning of Section 422 of the Code. To the extent that the Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (pursuant to the Plan and all other plans of the Company) exceeds $100,000, such options shall be treated as Executive Stock Options.

         2.3 OPTION PRICE

         The option price per share shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

         2.4 TERM OF OPTION

         Any Incentive Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Board at the time of grant. Subject to Sections 2.7, 2.8 and 5.13 hereof and the stock option agreement governing the grant of the Incentive Stock Options, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Incentive Stock Option shall expire at the end of the designated term.

         2.5 PAYMENT

         Payment for shares for which an option is exercised shall be made in full to the Corporation in such manner and at such time or times as shall be provided by the Board at the time of grant in either (i) cash or its equivalent or (ii) by tendering shares of previously acquired Common Stock having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and
(ii). The proceeds from such payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes.

         2.6 EXERCISE OF OPTION

         Subject to Section 5.13, Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Board shall specify when granting the options; provided, however, that in the absence of any Board specification to the contrary in a Participant's stock option agreement, and subject to Sections 2.7 and 2.8, fifty percent (50%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on the third annual anniversary of the date of grant of the Incentive Stock Option and twenty-five percent (25%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on each of the fourth and fifth annual anniversaries of the date of grant of the Incentive Stock Option. In no event, however, and notwithstanding Sections 2.7 and 2.8, shall an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

         2.7 TERMINATION OF EMPLOYMENT

         A Participant's Incentive Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of termination of employment.

         2.8 TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

         Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Incentive Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 2.6 on that date. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

         In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Incentive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Board, in its discretion, may waive the vesting requirements of Section 2.6. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

         The Board may, at any time on or before the termination of the exercise period of the Participant's Incentive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in Section 2.8. If so extended, the term of the exercise period shall expire on the date specified by the Board, which date shall be no later than the date which is sixty (60) months following the date of the Participant's Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Incentive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Incentive Stock Option, including extensions, exceed the term set forth in Section 2.4.

         2.9 SPECIAL RULE FOR 10 PERCENT SHAREHOLDERS

         If, at the time an Incentive Stock Option is granted, a Participant owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the terms of the Incentive Stock Option shall specify that the option price shall at the time of grant be at least one hundred-ten percent (110%) of the Fair Market Value of the stock subject to the option and such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

         2.10 NOTICE OF EXERCISE

         When exercisable pursuant to the terms of the governing incentive stock option agreement, Incentive Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, and
(c) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

         2.11 NOTICE OF DISPOSITION

         If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of a share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof in writing at the Company's principal executive office.


         2.12 LIMITATION OF EXERCISE PERIODS

         The Board may limit the time periods within which an Incentive Stock Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

                          III. EXECUTIVE STOCK OPTIONS

         3.1 TYPES OF OPTIONS

         Executive Stock Options granted under the Plan shall, at the time of grant, provide that they will not be treated as an incentive stock option within the meaning of Section 422 of the Code.

         3.2 TERMS AND CONDITIONS OF OPTIONS

         Subject to the following provisions, all Executive Stock Options granted under the Plan shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine, provided such terms and conditions are clearly designated at the time of grant.

         3.3 EXERCISE PRICE

         The exercise price per share shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date such Executive Stock Option is granted.

         3.4 TERM OF OPTIONS

         Any Executive Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Board at the time of grant. Subject to Sections 3.7, 3.8 and 5.13 hereof and the stock option agreement governing the grant of the Executive Stock Options, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Executive Stock Option shall expire at the end of the designated term.

         3.5 PAYMENT

         Payment for shares for which an Executive Stock Option is exercised shall be made in full to the Corporation in such manner and at such time or times as shall be provided by the Board at the time of grant in either (i) cash or its equivalent or (ii) by tendering shares of previously acquired Common Stock having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and (ii). The proceeds from such payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes.

         3.6 EXERCISE OF OPTIONS

         Subject to Section 5.13, Executive Stock Options shall be exercisable in whole or in part after completion of such periods of service or achievement of such conditions as the Board shall specify when granting the options; provided however, that in the absence of a Board specification to the contrary in a Participant's stock option agreement and subject to Sections 3.7 and 3.8, fifty percent (50%) of the shares subject to the Executive Stock Option shall have been earned and the Executive Stock Option shall become exercisable with respect to such shares on the third annual anniversary of the date of grant of the Executive Stock Option and twenty-five percent (25%) of the shares subject to the Executive Stock Option shall have been earned and the Executive Stock Option shall become exercisable with respect to such shares on each of the fourth and fifth annual anniversaries of the date of grant of the Executive Stock Option. In no event, however, and notwithstanding Sections 3.7 and 3.8, shall an Executive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

         3.7 TERMINATION OF EMPLOYMENT

         A Participant's Executive Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of Termination of employment.

         3.8 TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

         Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Executive Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 3.6 on that date. The Participant's Executive Stock Options shall expire unless exercised within one year from the date of such Termination.

         In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Executive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Board, in its discretion, may waive the vesting requirements of Section 3.6. The Participant's Executive Stock Options shall expire unless exercised within one year from the date of such Termination.

         The Board may, at any time on or before the termination of the exercise period of the Participant's Executive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this
Section 3.8. If so extended, the term of the exercise period shall expire on the date specified by the Board, which date shall be no later than the date which is sixty (60) months following the date of the Participant's Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Executive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Executive Stock Option, including extensions, exceed the term set forth in Section 3.4.

         3.9 NOTICE OF EXERCISE

         When exercisable pursuant to the terms of the governing stock option agreement, Executive Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, (c) including a Tax Election, if applicable, in accordance with Section 5.8, and (d) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

         3.10 LIMITATION OF EXERCISE PERIODS

         The Board may limit the time periods within which an Executive Stock Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

                              IV. RESTRICTED STOCK

         4.1 TERMS AND CONDITIONS OF AWARDS

         The Board may grant shares of stock subject to the restrictions described in Section 4.2 under a restricted stock agreement, without payment by the Participant for such Restricted Stock. Such agreement shall specify the number of shares granted and the conditions and terms of the grant. Restricted Stock, with restrictions noted on the face of the certificates, shall be issued in the name of the Participant granted the Restricted Stock and deposited with a trust administered by the Board or, if an election is made with respect to such Restricted Stock under ss.83(b) of the Code, held by the Company (and in each case subject to the claims of the Company's creditors) during the restriction period.

         4.2 RESTRICTIONS

         Until the restrictions have lapsed in accordance with Section 4.3, and unless otherwise permitted under the Restricted Stock Agreement, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The Board may impose such other restrictions on any shares of restricted stock as required by law including, without limitation, restrictions under applicable federal or state securities laws, and may place legends on the certificates representing such Restricted Stock to provide appropriate notice of such restrictions.


         4.3 PERIOD OF RESTRICTION

         Subject to Section 5.13, the restrictions set forth in Section 4.2 shall lapse and such shares shall be freely transferable upon completion of such periods of service or achievement of such conditions (the "Management Objectives") as the Board shall specify in an individual Restricted Stock Agreement between the Company and the Participant when granting the shares of Restricted Stock.

         4.4 TERMINATION OF EMPLOYMENT

         If a Participant's employment is terminated or if the Participant's tenure as a director or independent contractor is terminated prior to the lapsing of the restrictions in accordance with Section 4.3 as a result of death, Retirement or Disability, restrictions on the shares of Restricted Stock granted to the Participant shall immediately lapse on the date of such death, Disability or Retirement. If any Participant's employment or tenure as a director or independent contractor is terminated prior to the lapsing of restrictions in accordance with Section 4.3 for any reason other than death, Disability or Retirement, the shares of Restricted Stock granted to such Participant shall be forfeited and shall revert to the Company.

         4.5 RIGHTS AS SHAREHOLDER

         Participants holding shares of Restricted Stock shall have no voting rights or (unless otherwise provided in the Restricted Stock Agreement) dividend rights with respect to such shares until such shares of Restricted Stock shall be deemed to have been earned in accordance with Section 4.3.

                              V. GENERAL PROVISIONS

         5.1 GENERAL RESTRICTIONS

         Each grant under the Plan shall be subject to the requirement that if the Board shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or reLated thereto upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

         5.2 ADJUSTMENTS FOR CERTAIN CORPORATE EVENTS

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board shall make such adjustments as the Board in its discretion may deem appropriate in the number and kind of shares authorized by the Plan, in the number, exercise price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

         5.3 AMENDMENTS

         The Board may discontinue the Plan at any time and may amend it from time to time, but no amendment, without approval by a majority of the shares voting, may (a) increase the total number of shares which may be issued under the Plan, except as provided in Section 5.2 hereof, (b) materially modify the eligibility requirements for Participants, (c) materially increase the benefits accruing to Participants, or (d) cause the Plan to no longer comply with any applicable federal or state statutory or regulatory requirements.

         5.4 GRANTS EVIDENCED BY AGREEMENTS

         Each grant under the Plan shall be evidenced by an individual Incentive Stock Option agreement, Executive Stock Option Agreement or Restricted Stock Agreement, as applicable, which shall be executed by the Company and each Participant. The agreement shall contain such terms and provisions, not inconsistent with the terms of the Plan, as shall be determined by the Board, including, as applicable: (a) the number of shares a Participant may acquire pursuant to the option granted and the exercise price per share or the number of shares of Restricted Stock granted, as applicable; (b) any conditions affecting the exercise of the option; (d) the procedure for exercising the option granted;
(d) a clear designation of whether the exercise of the option granted thereby is subject to vesting; (e) a clear designation of the period of restriction and conditions for vesting of Restricted Stock; (f) representations and warranties of the Participant regarding the acquisition of shares for investment purposes; and (g) such provisions as the Board, upon advice of counsel to the Company, shall deem necessary or appropriate to comply with the requirements of applicable laws. In the event there shall be any discrepancy or inconsistency between the terms of the Plan and any term or provision contained in such an agreement, the terms of the Plan, as interpreted by the Board, shall govern.

         5.5 MODIFICATION, SUBSTITUTION OR CANCELLATION OF GRANTS

         Subject to the terms of the Plan, the Board may modify outstanding grants under the Plan or accept the surrender of outstanding grants and make new grants in substitution for them. Notwithstanding the foregoing, no modification of any grant shall adversely alter or impair any rights or obligations of the Participant without the Participant's consent.

         5.6 SHARES SUBJECT TO THE PLAN

         Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired, in open market, in private transactions or otherwise, by the Company for use in the Plan, as shall be determined from time to time by the Board.

         5.7 RIGHTS OF A SHAREHOLDER

         Participants under the Plan, unless otherwise provided by the Plan or the Restricted Stock Agreement, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

         5.8 WITHHOLDING

         The Company shall have the right to deduct from any distribution of Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any grant under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an option exercise (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Board, to have withheld a portion of the shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes.

         5.9 NONASSIGNABILITY

         Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant, by the guardian or legal representative of such Participant or pursuant to a QDRO.

         5.10 NONUNIFORM DETERMINATIONS

         Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan, whether or not such persons are similarly situated.

         5.11 NO GUARANTEE OF EMPLOYMENT

         Neither grants under the Plan nor any action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain the Participant for any period of time or at any particular rate of compensation.

         5.12 EFFECTIVE DATE; DURATION

         The Plan shall become effective as of May 15, 1995, subject to approval by shareholders. No grant may be given under the Plan after May 15, 2005, but grants theretofore granted may extend beyond such date.

         5.13 CHANGE IN CONTROL

         Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Incentive Stock Options and Executive Stock Options shall become fully exercisable and all restrictions on grants of Restricted Stock shall lapse as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

                  (a) upon the first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

                  (b) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock) or (ii) a sale or disposition of all or substantially all of the Company's assets.

         (c) if the Board or any designated committee determines in its sole discretion that any person, other than a person who exercised a controlling influence as of the effective date of the Plan, directly or indirectly exercises a controlling influence over the management or policies of the Company.

         5.14 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

                                    EXHIBIT B

                                          Restricted Shares
                                          -----------------

Dan Pena                                       900,000
Shawn Casey                                    750,000
Emerson Brantley                               215,000
Ross Wager                                      90,000
Vicki Sessions                                 125,000
Ray Rach                                       250,000
Angela Gilman                                   25,000
Jennifer Adams                                  25,000
Crystal LeGrand                                 25,000
Lee Vaughn                                      25,000
David Montgomery                                25,000
David Hawk                                      25,000
Steve Garizio                                   25,000
Nelson Fielding                                 25,000
Robert Fuller                                   25,000
Linda Coursen                                   25,000
Scott Johnston                                  25,000
Todd Rach                                       25,000
Jean McCormick                                  25,000

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
         SUCCESS DEVELOPMENT INTERNATIONAL, INC.,
         TO BE VOTED AT THE MARCH 9, 1999 ANNUAL MEETING OF SHAREHOLDERS


         The undersigned, a holder of shares of common stock, par value $.001 ("Shares"), of Success Development International, Inc. ("SDI"), acting with respect to all of the Shares held by the undersigned at the close of business on February 9, 1999 (the "Record Date"), hereby acts as follows concerning the proposals set forth below.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                         EACH OF THE FOLLOWING PROPOSALS




I.     REMOVAL OF CURRENT DIRECTORS:              [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN


II.    ELECTION OF DIRECTORS:
       Name                       Term Ending
       ----                       -----------
       Daniel S. Pena, Sr.          2002          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Jose A. Alvarez              2002          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       David A. Reecher             2002          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Shawn M. Casey               2000          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Hugh L. Carey                2000          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Jarrell D. Ormand            2000          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Raymond Rach                 2001          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Ted Nicholas                 2001          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       Bob Stone                    2001          [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN
       ALL OF THE ABOVE                           [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN

III.   NAME CHANGE:
       Amend Article I of the Amended and Restated Articles of Incorporation of
       SDI (the "Articles") to change the name of the corporation from Success
       Development International, Inc. to "International Media Holdings, Inc."
                                                  [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN

IV.    ADDITIONAL SHARES AUTHORIZATION:
       Amend Article V of the Articles to increase the maximum number Shares which SDI is authorized to issue from the current 25,000,000 to
       500,000,000.                               [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN

V.     REQUIRED SHAREHOLDER VOTE REDUCTION:
       Amend Sections 1 and 5 of Article VIII of the Articles to reduce the vote required to (i) authorize any merger, consolidation, or other "business combination" (as defined therein) with any owner of 10% or more of the
       Shares, or anyone able to control the corporation, and (ii) amend Article
       VIII, from the current 80% of the holders of Shares to 51% of the holders
       of Shares.                                 [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN

VI.    LTIP ALLOCATION:
       Amend Section 1.6 of SDI's Long Term Incentive Plan to increase the number of Shares allocated to the Plan from the current 7,500,000 to
       15,000,000.                                [   ]  FOR        [   ]  AGAINST     [   ]  ABSTAIN


                 IMPORTANT INSTRUCTIONS - PLEASE READ CAREFULLY:

         Please indicate your support of a proposal by marking the box beside "FOR" and signing, dating and mailing this proxy promptly, using the enclosed, postage paid envelope. If you need additional proxy forms or assistance, please call SDI at (904) 886-2985.

         UNLESS OTHERWISE INDICATED ABOVE, THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF SDI, DATED FEBRUARY 27, 1999, IN CONNECTION WITH THE MARCH 9, 1999 ANNUAL MEETING OF SHAREHOLDERS. UNLESS OTHERWISE SPECIFIED, BY SIGNING AND DELIVERING THIS PROXY TO SDI, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS.


                                                    Date:                 , 1999
------------------------------------------                ----------------
Signature (title, if any)

                                                    Date:                 , 1999
------------------------------------------               -----------------
Signature (if held jointly)

         Please sign your name above and date the proxy. When shares are registered in the names of more than one person, the proxy should be signed by all named holders. When signing as an attorney, executor, administrator, trustee, or guardian, please indicate your title. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.